LOGO
AQUILAsm Group of Funds


            NARRAGANSETT INSURED TAX-FREE INCOME FUND
                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                          800-453-6864
                          212-697-6666

                           Prospectus

Class A Shares                                   November 1, 1999
Class C Shares

     Narragansett Insured Tax-Free Income Fund is a mutual fund that seeks to provide a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

     To achieve this objective, the Fund will invest primarily in tax-free municipal obligations which are insured as to payment of principal and interest by nationally recognized insurers of municipal obligations.

     Municipal obligations which are so insured generally carry the highest credit rating (Aaa or AAA) assigned by Moody's
Investors Service, Inc. ("Moody's") or Standard & Poor's
Corporation ("S&P"). The Fund's goal, which may not be achieved, is to have 100% of the Fund's assets invested in insured obligations.

For purchase, redemption or account inquiries contact the Fund's
Shareholder Servicing Agent:

     PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                   Call 800-637-4633 toll free

           For general inquiries & yield information
           Call 800-453-6864 toll free or 212-697-6666

The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

   THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

"What is the Fund's objective?"

     The Fund's objective is to seek a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

"What is the Fund's investment strategy?"

     In seeking its objective, the Fund will invest primarily in Rhode Island Obligations which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The Fund invests in tax-free municipal obligations which pay interest exempt from Rhode Island state and Federal income taxes. We call these "Rhode Island Obligations." In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity but the Fund's average portfolio maturity has traditionally been between 12 and 14 years.

     The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund. The insurance of principal and interest under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation and interest when due.

     It is a goal of the Fund, which may not be achieved, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply of Rhode Island Obligations with appropriate insurance then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 65% of the Fund's net assets will be invested in Rhode Island Obligations which are insured.

     The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Sub-Adviser evaluates specific obligations for purchase by various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Rhode Island
Obligations may be subject to the Federal alternative minimum tax
("AMT"). At least 80% of the Fund's net assets must be invested in tax-exempt Rhode Island Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

     There is no assurance that the Fund will achieve its objective, which is a fundamental policy of the Fund.

     The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. Adverse local events, such as a downturn in the Rhode Island economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Rhode Island Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Rhode Island Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Rhode Island Obligations, are subject to interest rate risk. Rhode Island Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Rhode Island Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     Insurance on an obligation is intended to mitigate credit risk. It does not insure the market price of the obligation. The market value of obligations in the Fund will, over time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured. The proceeds of redemptions may be more or less than your original cost.

     Investment in the Fund is not a deposit in Citizens Bank of Rhode Island, Citizens Financial Group, Inc., its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

            NARRAGANSETT INSURED TAX-FREE INCOME FUND
           RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Narragansett Insured Tax-Free Income Fund by showing changes in performance of the Fund's Class A Shares from year to year over a six-year period and by showing how the Fund's average annual returns for one and five years compare to a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.


[Bar Chart]
Annual Total Returns
1993-1998

20%
18%            18.59
16%            XXXX
14% 13.43      XXXX
12% XXXX       XXXX
10% XXXX       XXXX        8.49%
 8% XXXX       XXXX        XXXX
 6% XXXX       XXXX        XXXX  5.82
 4% XXXX       XXXX  4.28% XXXX  XXXX
 2% XXXX       XXXX  XXXX  XXXX  XXXX
0%  XXXX       XXXX  XXXX  XXXX  XXXX
-2% XXXX       XXXX  XXXX  XXXX  XXXX
-4% XXXX       XXXX  XXXX  XXXX  XXXX
-6% XXXX -6.55 XXXX  XXXX  XXXX  XXXX
    1993 1994  1995  1996  1997  1998

             Calendar Years


During the period shown in the bar chart, the highest return for a quarter was 7.63% (quarter ended March 31, 1995) and the lowest return for a quarter was -7.02% (quarter ended March 31, 1994).

The year-to-date (from January 1, 1999 to September 30, 1999) total return was-2.14% for Class A Shares and-2.80% for Class C
Shares.

Note: The Trust's Class A Shares are sold subject to a maximum 4% sales load which is not reflected in the bar chart. If the sales load were reflected, returns would be less than those shown above.




                     Average Annual Total Return

                                         Since
For the period      1-Year    5-Year    inception
  ended December 31, 1998

Narragansett Insured Tax-Free Income Fund
Class A Shares (1)       1.55%     4.95%    6.20%*

Narragansett Insured Tax-Free Income Fund
Class C Shares           3.73%***   N/A     6.40%**

Lehman Brothers
Municipal Bond Index**** 6.47%     6.23%    7.12%

(1) The average annual total returns shown for Class A shares reflect the maximum 4% sales load.

*From commencement of operations on September 10, 1992.

**From commencement of new class of shares on May 1, 1996.

***The average annual total returns shown for Class C shares for one year assumes redemption at the end of the year and payment of 1% CDSC.

****The Lehman Brothers Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United States. At December 31, 1998, there were approximately 48,000 securities in the Index.



            NARRAGANSETT INSURED TAX-FREE INCOME FUND
                  FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                        Class A        Class C
                                        Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.....
(as a percentage of offering price)     4.00%          None

Maximum Deferred Sales Charge (Load).....None(1)       1.00%(2)
(as a percentage of the lesser of
redemption value or purchase price)

Maximum Sales Charge (Load)
Imposed on Reinvested Dividends or
Distributions
 (as a percentage of offering price).....None          None
Redemption Fees..........................None          None
Exchange Fee.............................None          None

Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)

Management Fee(3)...................... 0.50%          0.50%
Distribution
and /or Service (12b-1) Fee.............0.15%          0.75%
All Other Expenses(4)
 Service Fee........................None          0.25%
 Other Expenses (4).................0.30%         0.30%
 Total All Other Expenses (4)..............0.30%       0.55%
Total Annual Fund
 Operating Expenses (4)....................0.95%       1.80%


(1) If you buy Class A Shares in transactions of $1 million or more there is no sales charge but you will be subject to a contingent deferred sales charge of up to 1% if you redeem your shares during the first two years after purchase and 0.50 of 1% during the third and fourth years after purchase.


(2) A contingent deferred sales charge of 1% is imposed on the redemption proceeds of the shares if redeemed during the first 12 months after purchase.

(3) The Fund pays the Manager an advisory fee at the annual rate of 0.50% of 1% of average annual net assets of which 0.41 of 1% was waived; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of 0.23 of 1% of average annual net assets of which 0.14 of 1% was waived.

(4) It is anticipated that once the asset size of the Fund reaches approximately $100 million, fee waivers may no longer be necessary. Also, operating expenses currently subsidized through reimbursement by the Manager will similarly no longer be reimbursed. The expense ratios for the fiscal year ended June 30, 1999 after giving effect to the waivers and the 0.04% expense offset for uninvested cash balances were incurred at the following annual rates: for Class A Shares, management fee, 0.09%; 12b-1 fee, 0.04%; other expenses, 0.22%, for total operating expenses of 0.35%; for Class C Shares, management fee, 0.09%; 12b-1 fee, 0.75%; service fee, 0.25%; other expenses, 0.22%, for total operating expenses of 1.31%.



Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



                         1 year    3 years   5 years   10 years
Class A Shares............$493     $691      $904      $1,520
Class C Shares............$283     $566      $975      $1,693(5)

You would pay the following expenses if you did not redeem your Class C
Shares:

Class C Shares............$183     $566      $975      $1,693(5)

  (5) Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. Over time, long-term Class C Shareholders could pay the economic equivalent of an amount that is more than the maximum front-end sales charge allowed under applicable regulations because of the 12b-1 fee and Service fee. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                 INVESTMENT OF THE FUND'S ASSETS

"Is the Fund right for me?"

     The Fund's shares are designed to be a suitable investment for investors who seek a high level of preservation for the principal of their investment and consistency in the payment of income which is exempt from regular State of Rhode Island personal income taxes and regular Federal income taxes.

Rhode Island Obligations

     The Fund invests in Rhode Island Obligations which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Rhode Island income taxes. They include obligations of Rhode Island issuers and certain non-Rhode Island issuers, of any maturity. The interest paid on certain types of Rhode Island Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Fund's net assets must be invested in Rhode Island Obligations whose interest is not subject to AMT.

     The obligations of non-Rhode Island issuers that the Fund can purchase are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Rhode Island income taxes. The Fund purchases the obligations of these issuers only when obligations of Rhode Island issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,
     *    refunding outstanding obligations,
     * obtaining funds for loans to other public institutions and facilities, and
     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,
     *    construction loan notes,
     * project notes, which sometimes carry a U.S. government guarantee,
     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
     *    floating and variable rate demand notes.

[Picture Page]

[picture]
Department of Administration - Providence, RI
[picture]
Rhode Island Convention Center - Providence, RI
[picture]
Andrews Hall - Brown University
[LOGO]
NARRAGANSETT INSURED TAX-FREE INCOME FUND
[picture]
Providence County Courthouse
[picture]
Daphne Farago Wing
Rhode Island School of Design
[picture]
Veterans Memorial Auditorium
Providence, RI
[picture]

The Fund invests in tax-free municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Rhode Island. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations which financed these particular projects were included in the Fund's portfolio as of August 11, 1999 and together represented 15.25% of the Fund's portfolio. Since the portfolio is subject to change, the Fund may not necessarily own these specific securities at the time of the delivery of this Prospectus.

"What factors may affect the value of the Fund's investments and their yields?"

          Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Rhode Island Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Rhode Island Obligations?"

     The following is a discussion of the general factors that might influence the ability of Rhode Island issuers to repay principal and interest when due on Rhode Island Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     Rhode Island experienced significant economic growth during most of the 1980's. Its economy became more diversified as reliance on manufacturing employment decreased and non-manufacturing employment grew. From 1980 to 1989 per capita income growth exceeded national growth levels, and employment growth and total personal income growth both paralleled national growth levels.

     Between the late 1980's and the mid-1990's, there was a regional economic slowdown resulting in rising unemployment rates and the slowing of personal income growth. Rhode Island, like other New England states, began to experience a slowdown in its economy at that time. Since 1997, employment has increased in all sectors except for manufacturing.

     The economic slowdown resulted in significant budget constraints. Declining revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. The State constitution requires that Rhode Island end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. The constitutional mandate and overall budgeting pressure forced state officials to review the State's overall fiscal outlook and structural issues pertaining to its financial structure. Revenue estimating procedures were improved, and five-year projections were published with the annual budget submission. Major program reductions and eliminations were adopted. A constitutional amendment was adopted by voter referendum to mandate a "rainy day fund." A capital budgeting process was initiated along with increased emphasis on debt management.

     In addition to considerations specifically affecting Rhode
Island, other risk factors include the following.

     Year 2000. Like other financial and business organizations, the Fund could be adversely affected if computer systems the Fund relies on do not properly process date-related information and data involving the year 2000 and after. The Manager is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that steps are being taken by the other major service providers to the Fund to achieve comparable results. Certain vendors have advised the Manager that they are currently compliant. The Fund's mission critical vendors -- the shareholder servicing agent, the custodian and the fund accounting agent -- as well as other support organizations have advised the Manager that they are actively working on necessary changes. These three vendors have advised the Manager that they expect to be ready and will additionally be prepared to implement contingency plans if necessary. All such expenses are being borne, and are expected to continue to be borne, by the respective service providers. The Fund has not incurred, nor is it anticipated to incur, any costs related to these matters. The Manager has also requested the Fund's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Fund invests. At this time there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                         FUND MANAGEMENT

"How is the Fund managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to Citizens Bank of Rhode Island, One Citizens Plaza, Providence, Rhode Island, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, for pricing of the Fund's portfolio daily.

     During the fiscal year ended June 30, 1999, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 1999, these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

     Citizens Bank of Rhode Island, the Sub-Adviser, is wholly-owned by Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland plc. The Sub-Adviser operates through 62 branch offices in Rhode Island . Among other CFG subsidiaries, Citizens Bank of Connecticut has 43 branches in southeastern Connecticut; Citizens Bank of Massachusetts has more than 100 branches in southeastern Massachusetts; and Citizens Bank New Hampshire has 73 branches in New Hampshire. CFG is a $19 billion bank holding company and is one of the 50 largest bank holding companies in the United States. Through the Sub-Adviser and other subsidiaries, CFG provides a full range of financial services to individuals, businesses and governmental units. As of June 30, 1999, the Trust and Investment Services Group of the Sub-Adviser had approximately $6.0 billion of assets under administration, including approximately $360 million in municipal obligations.

     Salvatore C. DiSanto is the officer of the Sub-Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September, 1992. Mr. DiSanto, a Senior Vice President within the Sub-Adviser's Trust and Investment Services Group, is a member of its Trust Investment Committee. He has been employed by the Sub-Adviser for 41 years and has been involved in portfolio management for the last 34 years.

                    NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the next calculated net asset value after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                           PURCHASES

"Are there alternate purchase plans?"

     The Fund provides individuals with alternate ways to purchase shares through two separate classes of shares (Class A and Class C). Although the classes have different sales charge structures and ongoing expenses, they both represent interests in the same portfolio of Rhode Island Obligations. You should choose the class that best suits your own circumstances and needs.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Rhode Island or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Rhode Island, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class A and C Shares are available only in:

Rhode Island * Connecticut * District of Columbia * Florida *
Hawaii * Massachusetts *  New Jersey * New York

     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

Option I

*    Initially, $1,000.

* Subsequently, any amount (for investments in shares of the same class).

Option II

* $50 or more if an Automatic Investment Program is established.

*    Subsequently, any amount you specify ($50 or more).

*    You are not permitted to maintain both an Automatic
     Investment Program and an Automatic Withdrawal Plan simultaneously.

Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

You may purchase the Fund's shares:

* through an investment broker or dealer, or a bank or financial intermediary, which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

* The price you will pay is net asset value plus a sales charge for Class A Shares and net asset value for Class C
     Shares. ( See "What price will I pay for the Fund's shares?")

In either instance, all purchases of Class A Shares are subject to the applicable sales charge.

Opening an Account                Adding to An Account

* Make out a check for             * Make out a check for
the investment amount              the investment amount
payable to                         payable to
Narragansett                       Narragansett
Insured Tax-Free                   Insured Tax-Free
Income Fund                        Income Fund

* Complete the Application         * Fill out the pre-printed
included with the Prospectus,      stub attached
  indicating the features               to the Fund's
you wish to authorize              confirmations or
                                   supply the name(s)
                                   of account owner(s),
                                   the account number, and
                                   the name of the Fund


* Send your check and              * Send your check and
completed Application              account information
to your dealer or                  to your dealer or
to the Fund's                      to the Fund's
Agent, PFPC Inc.                   Agent, PFPC Inc.

     Unless you indicate otherwise, your investment will be made in Class A Shares.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                    REDEEMING YOUR INVESTMENT

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

     If you own both Class A and C Shares and do not specify which class you wish to redeem, we will redeem your Class A
Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

     - Class C Shares held for less than 12 months (from the date of purchase).

     -    CDSC Class A Shares.

     Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, Delaware 19809

By telephone, call:

800-637-4633

By FAX, send
instructions to:

302-791-3055

For liquidity and convenience, the Fund offers expedited redemption.

Expedited Redemption Methods
(Non-Certificate Shares Only)

     You may request expedited redemption for any shares not issued in certificate form in two ways:

     1 By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified;

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

     Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification

     Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions.

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

     The name(s) of the shareholder(s) on the Financial
     Institution account must be identical to those on the Fund's records of your account.

     You may change your designated Financial Institution account at any time by completing and returning a revised Ready
     Access Features Form.

Regular Redemption Method
(Certificate and Non-Certificate Shares)

     Certificate Shares. Mail to the Fund's Agent: (1) blank
(unsigned) certificates for Class A Shares to be redeemed, (2) redemption instructions, and (3) a stock assignment form.

     To be in "proper form," items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion
     Program ("STAMP"), the Stock Exchanges Medallion Program
     ("SEMP"), or the New York Stock Exchange, Inc. Medallion
     Signature Program ("MSP").

     A notary public is not an acceptable signature guarantor.

Non-Certificate Shares. You must use the Regular Redemption
Method if you have not chosen Expedited Redemption to a predesignated Financial Institution account. To redeem by this method, send a letter of instruction to the Fund's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     signature(s) of the registered shareholder(s) and

     signature guarantee(s), if required, as indicated above.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds are normally sent on the next business day following receipt in proper form of your redemption request.
Except as described below, payments will normally be sent to your address of record within 7 days.

Redemption          Method of Payment        Charges

Under $1,000        Check                    None

$1,000 or more      Check or, if and         None
                    as you requested on your
                    Application or Ready
                    Access Features Form,
                    wired or transferred
                    through the Automated
                    Clearing House to your
                    Financial Institution
                    Account

Through a broker
/dealer             Check or wire, to your   None;
                    broker/dealer            however, your
                                             broker/dealer may
                                             charge a fee

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur
(i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and
(iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic
Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Are there any reinvestment privileges?"

     If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

"Is there an Automatic Withdrawal Plan?"

     Yes, but it is only available for Class A Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                    ALTERNATE PURCHASE PLANS

"How do the different arrangements for Class A Shares and Class C
Shares affect the cost of buying, holding and redeeming shares, and what else should I know about the two classes?"

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations. The classes of shares offered to individuals differ in their sales charge structures and ongoing expenses, as described below. You should choose the class that best suits your own circumstances and needs.

                    Class A Shares           Class C Shares
               "Front-Payment Shares"   "Level-Payment Shares"

Initial Sales       Class A Shares are       None. Class C
Charge              offered at net asset     Shares are offered
                    value plus a maximum     at net asset value
                    sales charge of 4%,      with no sales charge
                    paid at the time of      payable at the time
                    purchase. Thus,          of purchase.
                    your investment is
                    reduced by the
                    applicable sales
                    charge.

Contingent          None (except for         A maximum CDSC of
Deferred Sales      certain purchases of     1% is imposed upon
Charge ("CDSC")     $1 million or more).     the redemption of
                                             Class C shares held
                                             for less than 12
                                             months. No CDSC
                                             applies to Class C
                                             shares acquired
                                             through the
                                             reinvestment of
                                        dividends or
                              distributions.

Distribution and    An asset retention       Level charge for
Service Fees        service fee of 0.15      distribution and
                    of 1% is imposed on      service fees for 6
                    the average annual       years after the date
                    net assets               of purchase at the
                    represented by the       aggregate annual
                    Class A Shares.          rate of 1% of the
                                             average net assets
                                             represented by the
                                             Class C Shares.

Other Information   The initial sales        Class C Shares,
                    charge is waived or      together with a pro-
                    reduced in some          rata portion of all
                    cases. Larger            Class C Shares
                    purchases qualify        acquired through
                    for lower sales          reinvestment of
                    charges.                 dividends and other
                                             distributions paid

                                             in additional Class
                                             C Shares,
                                             automatically
                                             convert to Class A
                                             Shares after 6
                                             years.

Factors to Consider in Choosing Classes of Shares

     Class A Shares or Class C Shares are intended to be suitable for long-term investment. Over time, the cumulative total cost of the 1% annual service and distribution fees on the Class C Shares will equal or exceed the total cost of the initial 4% maximum initial sales charge and 0.15 of 1% annual fee payable for Class A Shares. Consult "Fees and Expenses of the Fund" to see the effect of Fund expenses for both classes if a hypothetical investment is held for 1, 3, 5, and 10 years. You should consider the total cost of an investment in Class A Shares as compared with a similar investment in Class C Shares if you expect to redeem your shares within a reasonably short time after purchase.


Systematic Payroll Investments

     You can make systematic investments into either Class A Shares or C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Fund. To participate in the Payroll Plan, you must make your own arrangements with your employer's payroll department, which may include completing special forms. Additionally, the Fund requires that you complete the Application included with this Prospectus. Once your application is received by the Fund and a new account is opened, under the Payroll Plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Fund for purchase of shares at the then current offering price, which includes applicable sales charge. You will receive a confirmation from the Fund for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

"What price will I pay for the Fund's shares?"

Class A Shares Offering Price      Class C Shares Offering Price

   Net asset value per share       Net asset value per share
plus the applicable sales charge

     You will receive that day's offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Fund's best interest to do so.

"What are the sales charges for purchases of Class A Shares?"

The following table shows the amount of sales charge incurred by a "single purchaser" of Class A Shares. A "single purchaser is:

     *    an individual;

     * an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their account;

     * a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

     *    a tax-exempt organization as detailed in Section
          501(c)(3) or (13) of the Internal Revenue Code.

                          II               III
                    Sales Charge as     Sales Charge as

                    Percentage of       Approximate
      I             Public              Percentage of
Amount of Purchase  Offering Price      Amount Invested

Less than $25,000   4.00%               4.17%
$25,000 but less
  than $50,000      3.75%               3.90%
$50,000 but less
  than $100,000     3.50%               3.63%
$100,000 but less
  than $250,000     3.25%               3.36%
$250,000 but less
  than $500,000     3.00%               3.09%
$500,000 but less
  than $1,000,000   2.50%               2.56%

For purchases of $1 Million or more see "Sales Charges for Purchases of $1 million or More."

For example:

If you pay $10,000 (Column I), your sales charge would be 4.00%
or $400 (Column II).      ($10,000 x .04 = $400)

  The value of your account, after deducting the sales charge from your payment, would increase by $9,600. (This would be the initial value of your account if you opened it with the $10,000 purchase.) ($10,000 - $400 = $9,600)

The sales charge as a percentage of the increase in the value of your account would be 4.17% (Column III). ($400 / $9,600 =
 .0416666 or 4.17%)

Sales Charges for Purchases of $1 Million or More

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class
A Shares issued under the following circumstances:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million.

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     You will pay 1% of the Redemption Value if you redeem within the first two years after purchase, and 0.50 of 1% of the Redemption Value if you redeem within the third or fourth year.

     The "Redemption Value" of your shares is the lesser of: (i) the net asset value when you purchased the CDSC Class A Shares you are redeeming; or (ii) the net asset value at the time of your redemption.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent
(see "Reduced Sales Charges for Certain Purchases of Class A
Shares").

Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

     Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written
Letter of Intent (included with the Application) is received by the Distributor.

     General

     Class A Shares may be purchased without a sales charge by certain classes of purchasers.

     Certain Investment Companies

     If you redeem shares of an investment company (not a member of the Aquilasm Group of Funds) on which you have paid a sales charge, you can invest the proceeds within 120 days in Class A Shares of the Fund without paying a sales charge. You can get additional information from the Distributor.

"What are the sales, service and distribution charges for Class C
Shares?"

*    No sales charge at time of purchase.

* Annual fees for service and distribution at a combined annual rate of 1% of average annual net assets of the Fund represented by Class C Shares.

* After six years, Class C Shares automatically convert to Class A Shares, which bear lower service and distribution fees.

     Redemption of Class C Shares

* 1% charge if redeemed within the first 12 months after purchase. This contingent deferred sales charge, or CDSC, is calculated based on the lesser of the net asset value at the time of purchase or at the time of redemption.

* No CDSC applies if Class C Shares are held for 12 months after purchase.

* Shares acquired by reinvestment of dividends or distributions are not subject to any CDSC.

     Broker/Dealer Compensation - Class C Shares

     The Distributor will pay any broker/dealer executing a Class
C Share purchase 1% of the sales price.

"What about confirmations?"

     A statement will be mailed to you confirming each purchase of shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share).

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     Pursuant to the Plan, the Fund makes payments with respect to both Class A and C Shares under agreements to certain broker/dealers, or others who have (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's shares or (ii) assisted in the servicing of shareholder accounts.

     For any fiscal year, these payments may not exceed 0.15 of 1% for Class A Shares, and 0.75 of 1% for Class C Shares, of the average annual net assets represented by each class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

     For any class, these payments are made only from the assets allocable to that class.

Shareholder Services Plan for Class C Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class C Shares. Payment is be made only out of the Fund's assets represented by Class C Shares.

     Service Fees with respect to Class C Shares will be paid to the Distributor during the first year after purchase and thereafter to other qualified recipients.

"Transfer on Death" Registration (Both Classes)

     The Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.

                   DIVIDENDS AND DISTRIBUTIONS


"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Fund's income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

          1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

          2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution, unless you elect otherwise.

     You may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     All shareholders, whether their dividends and distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Fund.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                         TAX INFORMATION

     Net investment income includes income from Rhode Island Obligations in the portfolio which the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that, under certain circumstances, a small portion of dividends paid by the Fund will be subject to income taxes. During the Fund's fiscal year ended June 30, 1999, 98.86% of the Fund's dividends were exempt-interest dividends. For the calendar year 1998, 0.66% of total dividends paid were taxable. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Fund's tax-exempt income during the dividend period.

     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Rhode Island Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island
Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Fund.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Rhode Island Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Rhode Island taxes?"

     The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund. This summary is based upon the advice of Edward & Angell, LLP, Rhode Island counsel to the Fund.

     This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

     Taxation of the Fund. The Fund will be subject to the Rhode
Island business corporation tax in an amount equal to the greater of $250 or $0.10 on each $100 of the gross income of the Fund (as that term is defined in the Rhode Island tax law) that is apportioned to Rhode Island.

     Individual Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will not be required to include in income for Rhode Island personal income tax purposes that portion of the exempt-interest dividends which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. They will be required to include in income any interest, ordinary or capital gain dividends and net short-term capital gains realized by the Fund, unless those items are derived from obligations or securities issued by any authority, commission or instrumentality of the United States or from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island capital gains tax by the Rhode Island law authorizing their issuance.

     Gain or loss recognized by individuals subject to Rhode Island personal income taxation will be included in their Rhode Island source income. However, Rhode Island may specifically exempt from Rhode Island capital gains tax gain recognized on the sale or exchange of certain Rhode Island Obligations.

     Corporate Holders. Generally, corporate holders of shares of the Fund, which are subject to the Rhode Island business corporation tax or the Rhode Island franchise tax, will be taxed on their net income, authorized stock or at a flat rate minimum tax. Net income(as such term is defined by Rhode Island tax law) will include distributions of capital gain dividends and any net short-term capital gains realized by the Fund, unless such distributions of capital gain dividends and short-term capital gains are derived from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from the Rhode Island capital gains tax.


     Property and Estate Taxes. Shares of the Fund will be exempt from local property taxes in Rhode Island but will be includable in the gross estate of a deceased individual shareholder who is a resident of Rhode Island for purposes of the Rhode Island estate tax.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.



                 NARRAGANSETT INSURED TAX-FREE INCOME FUND
                           FINANCIAL HIGHLIGHTS
              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


     The financial highlights table is intended to help you understand the Fund's financial performance for the designated periods of the Fund's operations. Certain information reflects financial results for a single
Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is included in the annual report, is incorporated by reference into the SAI and is available upon request.

                                                       Class C(2)
                             Class A(1)          Year    Year    Year
                         Year Ended June 30,     Ended   Ended   Ended

                         1999    1998    1997    6/30/99 6/30/98 6/30/97
Net Asset Value,
  Beginning of Year..... $10.47 $10.18  $9.93    $10.47 $10.18 $9.93
Income from Investment
  Operations:
  Net investment
    income.............   0.49   0.50    0.51     0.38   0.40  0.41
  Net gain (loss) on
    securities (both
    realized and
    unrealized)......... (0.30)   0.30   0.26     0.29   0.30  0.26
  Total from Investment
    Operations..........  0.19    0.80   0.77     0.09   0.70  0.67

Less Distributions:
  Dividends from net
    investment income... (0.50)  (0.51) (0.52)   (0.40) (0.41) (0.42)

  Total Distributions... (0.50)  (0.51) (0.52)   (0.40) (0.41) (0.42)

Net Asset Value, End
  of Year............... $10.16  $10.47  $10.18   $10.16 $10.47 $10.18

Total Return (not
  reflecting sales
  charge)(%)............  1.74    8.02   7.95     0.76   6.94  6.89
Ratios/Supplemental Data
  Net Assets, End of Year
   ($ thousands)........ 66,611  52,006  42,540  4,213  2,778  485
  Ratio of Expenses to
    Average Net
    Assets (%)..........  0.39    0.28    0.23   1.35    1.29  1.08
  Ratio of Net Investment
    Income to Average Net
    Assets (%)..........  4.61    4.83    5.02    3.65    3.77  4.20

Portfolio Turnover
  Rate (%)..............  1.36    0.02    5.29    1.36    0.02  5.29

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

  Ratio of Expenses
   to Average Net Assets(%)
                        0.91   1.12    1.23       1.75     1.93   2.08

  Ratio of Net Investment
   Income to
   Average Net
   Assets(%)            4.09   3.99   4.05        3.25     3.11   3.20

The expense ratios after giving effect to the waivers, expense reimbursement and expense offset for uninvested cash balances were:

Ratio of Expenses to
  Average Net Assets(%) 0.35   0.27    0.21        1.32     1.28   1.06




         Class A(1)           Class C(2)

     Year Ended June 30,      Period Ended June 30,
     1996         1995        1996(3)
    $ 9.80       $ 9.44       $ 9.94
      0.52         0.54         0.07
      0.13         0.36        (0.01)
      0.65         0.90         0.06
     (0.52)       (0.54)       (0.07)
     (0.52)       (0.54)       (0.07)
    $ 9.93       $ 9.80       $ 9.93
        6.72         9.09            0.60+
     37,988      34,373         0.10
      0.15         0.07         0.20+
      5.18         5.62         0.70+
      0             0            0
      1.16         1.18         0.32+
      4.17         4.51         0.58+
      0.14         0.06         0.20+

(1) Designated as Class A Shares on May 1, 1996.

(2) New Class of Shares established on May 1, 1996.

(3) From May 2, 1996 through June 30, 1996.

+ Not annualized.


         APPLICATION FOR NARRAGANSETT INSURED TAX-FREE INCOME FUND
                    FOR CLASS A OR CLASS C SHARES ONLY
              PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                 PFPC Inc.
                400 Bellevue Parkway, Wilmington, DE 19809
                           Tel.# 1-800-637-4633

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniform Gifts/Transfers to Minors Act.

Please type or print name(s) exactly as account is to be registered 1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
  Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or Organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding
(See  certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone


STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT

(Indicate Class of Shares)
__  Class A Shares (Front-Payment Class)
__  Class C Shares (Level-Payment Class)

Indicate Method of Payment (For either method, make check payment to NARRAGANSETT INSURED TAX-FREE INCOME FUND)

__ Initial Investment $______________ (Minimum $1,000)
__ Automatic Investment $______________ (Minimum $50)

For Automatic Investments of at least $50 per month, you must complete Step 3, Section A, Step 4, Sections A & B and attached a PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

  IF NO SHARE CLASS IS MARKED, INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES.


B. DISTRIBUTIONS

Income dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless otherwise indicated below.

You can have any portion of either type reinvested, with the balance paid in cash, by indicating a percent below:

Income dividends are to be:___ % Reinvested  __%_Paid in cash*
Capital gains distributions are to be: ___% Reinvested __% Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Narragansett Insured Tax-Free Income Fund account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-637-4633. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. LETTER OF INTENT

APPLICABLE TO CLASS A SHARES ONLY.
See Terms of Letter of Intent and Escrow at the end of this application.
___ Yes ___ No

    I/We intend to invest in Class A Shares of the Fund during the 13-month period from the date of my/our first purchase pursuant to this Letter (which purchase cannot be more than 90 days prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or distributions) of at least $25,000 which, together with my/our present holdings of Fund shares (at public offering price on date of this Letter), will equal or exceed the minimum amount checked below:

___ $25,000       ___ $50,000         ___ $100,000       ___ $250,000
___ $500,000

D. AUTOMATIC WITHDRAWAL PLAN

APPLICABLE TO CLASS A SHARES ONLY.
(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc.
(the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


E. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


F. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
  Street                            City                State     Zip


STEP 4 Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                         INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2 To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty;
   or (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________     __________________________     _________
 Individual (or Custodian)      Joint Registrant, if any          Date
__________________________     __________________________     _________
Corporate Officer, Partner,    Title                             Date
Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

- Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after
   this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.


- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-453-6864 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


TERMS OF LETTER OF INTENT AND ESCROW

     By checking Box 3c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.

     The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.

     The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.

     The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.

      The escrow shall operate as follows:

1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent (computed to the nearest full share) shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.

2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.

3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchases, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Distributor or the dealer, the Distributor will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full shares and any cash proceeds for a fractional share remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.

4. By checking Box 3c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made.
   Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Citizens Bank of Rhode Island
One Citizens Plaza
Providence, Rhode Island 02903

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
  Paul Y. Clinton
David A. Duffy
William J. Nightingale
J. William Weeks

OFFICERS
Diana P. Herrmann, President
Stephen J. Caridi, Senior Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG LLP
345 Park Avenue
New York, New York 10154

COUNSEL
Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176

Back Cover


     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated November 1, 1999 (the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request by calling 1-800-637-4633 (toll free).

     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. You can get information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. You can get other information about the Fund at the SEC's Internet site at http://www.sec.gov. You can get copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the
Investment Company Act of 1940 is 811-6707.



TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Fund...................
Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value Per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternate Purchase Plans.........................
Dividends and Distributions......................
Tax Information..................................
Financial Highlights.............................
Application and Letter of Intent.................

NARRAGANSETT INSURED TAX-FREE INCOME FUND
[LOGO]

One of The
Aquilasm Group of Funds


PROSPECTUS

To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the Fund, or to make shareholder inquiries call:

            the Fund's Shareholder Servicing Agent at
                     800-637-4633 toll free

                      or you can write to:

                            PFPC Inc
                      400 Bellevue Parkway
                      Wilmington, DE 19809

For general inquiries and yield information, call 800-453-6864 or 212-697-6666

This Prospectus should be read and retained for future reference

            Narragansett Insured Tax-Free Income Fund
                 380 Madison Avenue, Suite 2300
                    New York, New York 10017
                          800-453-6864
                          212-697-6666
                                                       Prospectus

                                                 November 1, 1999
Class Y Shares
Class I Shares

     Narragansett Insured Tax-Free Income Fund is a mutual fund that seeks to provide a high level of preservation for investors' capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

     To achieve this objective, the Fund will invest primarily in tax-free municipal obligations which are insured as to payment of principal and interest by nationally recognized insurers of municipal obligations.

     Municipal obligations which are so insured generally carry the highest credit rating (Aaa or AAA) assigned by Moody's
Investors Service, Inc. ("Moody's") or Standard & Poor's
Corporation ("S&P"). The Fund's goal, which may not be achieved, is to have 100% of the Fund's assets invested in insured obligations.


For purchase, redemption or account inquiries contact the Fund's
Shareholder Servicing Agent:

     PFPC Inc.* 400 Bellevue Parkway * Wilmington, DE 19809
                   Call 800-637-4633 toll free

           For general inquiries & yield information
           Call 800-453-6864 toll free or 212-697-6666

  The Securities and Exchange Commission has not approved or disapproved the Fund's securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

THE FUND'S OBJECTIVE, INVESTMENT STRATEGIES AND MAIN RISKS

"What is the Fund's objective?"

     The Fund's objective is to seek a high level of preservation for investor's capital and consistency in the payment of current income which is exempt from both State of Rhode Island personal income taxes and regular Federal income taxes.

"What is the Fund's investment strategy?"

     In seeking its objective, the Fund will invest primarily in Rhode Island Obligations which are insured by nationally recognized insurers of municipal obligations as to the timely payment of principal and interest when due. The Fund invests in tax-free municipal obligations which pay interest exempt from Rhode Island state and Federal income taxes. We call these "Rhode Island Obligations." In general, all or almost all of these obligations are issued by the State of Rhode Island, its counties and various other local authorities; at least 65% of the portfolio will always consist of obligations of these issuers. These obligations can be of any maturity but the Fund's average portfolio maturity has traditionally been between 12 and 14 years.

     The purpose of having insurance on investments in Rhode Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund. The insurance of principal and interest under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation and interest when due.

     It is a goal of the Fund, which may not be achieved, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply of Rhode Island Obligations with appropriate insurance then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 65% of the Fund's net assets will be invested in Rhode Island Obligations which are insured.

     The Sub-Adviser selects obligations for the Fund's portfolio to best achieve the Fund's objectives. The Sub-Adviser evaluates specific obligations for purchase by various characteristics including quality, maturity and coupon rate.

     The interest paid on certain types of Rhode Island
Obligations may be subject to the Federal alternative minimum tax
("AMT"). At least 80% of the Fund's net assets must be invested in tax-exempt Rhode Island Obligations whose interest is not subject to AMT.

"What are the main risks of investing in the Fund?"

     Among the risks of investing in shares of the Fund and its portfolio of securities are the following:

     Loss of money is a risk of investing in the Fund.

     There is no assurance that the Fund will achieve its objective, which is a fundamental policy of the Fund.

     The Fund's assets, being primarily or entirely Rhode Island issues, are subject to economic and other conditions affecting Rhode Island. Adverse local events, such as a downturn in the Rhode Island economy, could affect the value of the Fund's portfolio.

     There are two types of risk associated with any fixed-income debt securities such as Rhode Island Obligations: interest rate risk and credit risk.

* Interest rate risk relates to fluctuations in market value arising from changes in interest rates. If interest rates rise, the value of debt securities, including Rhode Island Obligations, will normally decline. All fixed-rate debt securities, even the most highly rated Rhode Island Obligations, are subject to interest rate risk. Rhode Island Obligations with longer maturities generally have a more pronounced reaction to interest rate changes than shorter-term securities.

* Credit risk relates to the ability of the particular issuers of the Rhode Island Obligations the Fund owns to make periodic interest payments as scheduled and ultimately repay principal at maturity.

     Insurance on an obligation is intended to mitigate credit risk. It does not insure the market price of the obligation. The market value of obligations in the Fund will, over time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured. The proceeds of redemptions may be more or less than your original cost.

     Investment in the Fund is not a deposit in Citizens Bank of Rhode Island, Citizens Financial Group, Inc., its bank or non-bank affiliates or any other bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "1940 Act"). Thus, compared with "diversified" funds, it may invest a greater percentage of its assets in obligations of a particular issuer and may therefore not have as much diversification among securities, and thus diversification of risk. In general, the more the Fund invests in the securities of specific issuers, the more the Fund is exposed to risks associated with investments in those issuers.

          NARRAGANSETT INSURED TAX-FREE INCOME FUND
           RISK/RETURN BAR CHART AND PERFORMANCE TABLE

The bar chart and table shown below provide an indication of the risks of investing in Narragansett Insured Tax-Free Income Fund by showing changes in the performance of the Fund's Class Y Shares from year to year over a two-year period and by showing how the Fund's average annual returns for one year and since inception compare to a broad measure of market performance. How the Fund has performed in the past is not necessarily an indication of how the Fund will perform in the future.



[Bar Chart]
Annual Total Returns
1997-1998

10%
          9.62
8%        XXXX
          XXXX
6%        XXXX
          XXXX  6.15%
4%        XXXX  XXXX
          XXXX  XXXX
2%        XXXX  XXXX
          XXXX  XXXX
0%        XXXX  XXXX
          1997  1998
     Calendar Years

During the period shown in the bar chart, the highest return for a quarter was 3.47% (quarter ended June 30, 1997) and the lowest return for a quarter was 0.17% (quarter ended March 31, 1997).

The year-to-date (from January 1, 1999 to September 30, 1999) total return was-1.73% for Class Y Shares.




                      Average Annual Total Return

                                             Since
For the period                     1-Year    inception*
  ended December 31, 1998

Narragansett Insured Tax-Free Income Fund
Class Y Shares                          6.15%     7.87%

Narragansett Insured Tax-Free Income Fund
Class I Shares **                       N/A       0.81%

Lehman Brothers
Municipal Bond Index ***                6.47%     7.12%

*From commencement of class on May 1, 1996.

**Commencement of Class I Shares was on November 4, 1998.

***The Lehman Brothers Municipal Bond Index is nationally oriented and consists of an unmanaged mix of investment-grade long-term municipal securities of issuers throughout the United States. At December 31, 1998, there were approximately 48,000 securities in the Index.

            NARRAGANSETT INSURED TAX-FREE INCOME FUND
                  FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.



                                        Class I        Class Y
                                        Shares         Shares
Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load)
Imposed on Purchases.........................None           None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load).........None           None
Maximum Sales Charge (Load) Imposed
on Reinvested Dividends or Distributions
  (as a percentage of offering price)........None           None
Redemption Fees..............................None           None
Exchange Fee.................................None           None


Annual Fund Operating Expenses (expenses that are deducted from the Fund's assets)


Management Fee(1)........................... 0.50%          0.50%
Distribution
and/or Service (12b-1)Fee....................0.10%(2)        None
All Other Expenses (2).......................0.49%          0.30%
 Total Annual Fund Operating Expenses (3)....1.09%          0.80%

(1) The Fund pays the Manager an advisory fee at the annual rate of 0.50% of 1% of average annual net assets of which 0.41 of 1% was waived; the Manager pays the Sub-Adviser a sub-advisory fee at the annual rate of 0.23 of 1% of average annual net assets of which 0.14 of 1% was waived.

(2) Current rate; up to 0.25% can be authorized.

(3) It is anticipated that once the asset size of the Fund reaches approximately $100 million, fee waivers may no longer be necessary. Also, operating expenses currently subsidized through reimbursement by the Manager will similarly no longer be reimbursed.The expense ratios for the fiscal year ended June 30, 1999 after giving effect to the waivers, expense reimbursement and the expense offset for uninvested cash balances were incurred at the following annual rates: management fees, all other expenses, and total Fund operating expenses for Class I Shares would have been 0.09%, 0.40% and 0.59% respectively: for Class Y, these expenses would have been 0.09%, 0.26%, and 0.35%, respectively. Other expenses for the two classes differ because Class I Shares bear program costs for financial intermediaries of 0.20%, which includes transfer agent services, and charges common to both classes of 0.20%; Class Y Shares bear only the common charges of 0.20% and an allocation for transfer agent services of 0.06%.





Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year that, you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                         1 year    3 years   5 years    10 years
Class I Shares.......... $111      $347      $601      $1,329
Class Y Shares...........$82       $255      $444      $990


                 INVESTMENT OF THE FUND'S ASSETS

"Is the Fund right for me?"

     The Fund's shares are designed to be a suitable investment for investors who seek a high level of preservation for the principal of their investment and consistency in the payment of income which is exempt from regular State of Rhode Island personal income taxes and regular Federal income taxes.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity. Financial Intermediary Class Shares ("Class I Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. (the "Distributor") has entered into sales agreements. The Fund does not sell the shares of either class directly to retail customers.

Rhode Island Obligations

     The Fund invests in Rhode Island Obligations which are a type of municipal obligation. They pay interest which bond counsel or other appropriate counsel deems to be exempt from regular Federal and State of Rhode Island income taxes. They include obligations of Rhode Island issuers and certain non-Rhode Island issuers, of any maturity. The interest paid on certain types of Rhode Island Obligations may be subject to the Federal alternative minimum tax ("AMT"). At least 80% of the Fund's net assets must be invested in Rhode Island Obligations whose interest is not subject to AMT.

     The obligations of non-Rhode Island issuers that the Fund can purchase are those issued by or under the authority of Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands. Interest paid on these obligations is currently exempt from regular Federal and Rhode Island income taxes. The Fund purchases the obligations of these issuers only when obligations of Rhode Island issuers with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Municipal Obligations

     Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.

     There are two principal classifications of municipal obligations: "notes" and "bonds." Notes generally have maturities of one year or less, while bonds are paid back over longer periods.

     The various public purposes for which municipal obligations are issued include:

     *    obtaining funds for general operating expenses,
     *    refunding outstanding obligations,
     * obtaining funds for loans to other public institutions and facilities, and
     * funding the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works.

Municipal obligations include:

     *    tax, revenue or bond anticipation notes,
     *    construction loan notes,
     * project notes, which sometimes carry a U.S. government guarantee,
     * municipal lease/purchase agreements, which are similar to installment purchase contracts for property or equipment, and
     *    floating and variable rate demand notes.

"What factors may affect the value of the Fund's investments and their yields?"

          Change in prevailing interest rates is the most common factor that affects the value of the obligations in the Fund's portfolio. Any such change may have different effects on short-term and long-term Rhode Island Obligations. Long-term obligations (which usually have higher yields) may fluctuate in value more than short-term ones. Thus, the Fund may shorten the average maturity of its portfolio when it believes that prevailing interest rates may rise. While this strategy may promote one part of the Fund's objective, preservation of capital, it may also result in a lower level of income.

"What are the main risk factors and special considerations regarding investment in Rhode Island Obligations?"

     The following is a discussion of the general factors that might influence the ability of Rhode Island issuers to repay principal and interest when due on Rhode Island Obligations that the Fund owns. The Fund has derived this information from sources that are generally available to investors and believes it to be accurate, but it has not been independently verified and it may not be complete.

     Rhode Island experienced significant economic growth during most of the 1980's. Its economy became more diversified as reliance on manufacturing employment decreased and non-manufacturing employment grew. From 1980 to 1989 per capita income growth exceeded national growth levels, and employment growth and total personal income growth both paralleled national growth levels.

     Between the late 1980's and the mid-1990's, there was a regional economic slowdown resulting in rising unemployment rates and the slowing of personal income growth. Rhode Island, like other New England states, began to experience a slowdown in its economy at that time. Since 1997, employment has increased in all sectors except for manufacturing.

     The economic slowdown resulted in significant budget constraints. Declining revenues, combined with increased demand for certain governmental services, such as public assistance, have occurred as a result of the difficult general economic conditions. The State constitution requires that Rhode Island end each year with a balanced budget and does not permit a deficit to continue into the next fiscal year. The constitutional mandate and overall budgeting pressure forced state officials to review the State's overall fiscal outlook and structural issues pertaining to its financial structure. Revenue estimating procedures were improved, and five-year projections were published with the annual budget submission. Major program reductions and eliminations were adopted. A constitutional amendment was adopted by voter referendum to mandate a "rainy day fund." A capital budgeting process was initiated along with increased emphasis on debt management.

     In addition to considerations specifically affecting Rhode
Island, other risk factors include the following.

     Year 2000. Like other financial and business organizations, the Fund could be adversely affected if computer systems the Fund relies on do not properly process date-related information and data involving the year 2000 and after. The Manager is taking steps that it believes are reasonable to address this problem in its own computer systems and to obtain assurances that steps are being taken by the other major service providers to the Fund to achieve comparable results. Certain vendors have advised the Manager that they are currently compliant. The Fund's mission critical vendors -- the shareholder servicing agent, the custodian and the fund accounting agent -- as well as other support organizations have advised the Manager that they are
actively working on necessary changes. These three vendors   have
advised the Manager that they expect to be ready and will additionally be prepared to implement contingency plans if necessary. All such expenses are being borne, and are expected to continue to be borne, by the respective service providers. The Fund has not incurred, nor is it anticipated to incur, any costs related to these matters. The Manager has also requested the Fund's portfolio manager to attempt to evaluate the potential impact of this problem on the issuers of securities in which the Fund invests. At this time there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

                         FUND MANAGEMENT

"How is the Fund managed?"

     Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017, the Manager, is the Fund's investment adviser under an Advisory and Administration Agreement. It has delegated its investment advisory duties, including portfolio management, to Citizens Bank of Rhode Island, One Citizens Plaza, Providence, Rhode Island, the Sub-Adviser, under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Fund, overseeing relationships between the Fund and the service providers to the Fund, either keeping the accounting records of the Fund or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Fund, maintaining the Fund's books and records and providing other administrative services.

     The Sub-Adviser provides the Fund with local advisory services.

     Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment program of the Fund and the composition of its portfolio, determining what securities will be purchased or sold by the Fund, and arranging for the purchase and the sale of securities held in the portfolio of the Fund; and, at the Sub-Adviser's expense, for pricing of the Fund's portfolio daily.

     During the fiscal year ended June 30, 1999, the Fund accrued management fees to the Manager at the annual rate of 0.50 of 1% of its average annual net assets.

Information about the Manager and the Sub-Adviser

     The Fund's Manager is founder and Manager and/or administrator to the Aquilasm Group of Funds, which consists of tax-free municipal bond funds, money-market funds and equity funds. As of June 30, 1999, these funds had aggregate assets of approximately $3.2 billion, of which approximately $1.9 billion consisted of assets of the tax-free municipal bond funds. The Manager, which was founded in 1984, is controlled by Mr. Lacy B. Herrmann, directly, through a trust and through share ownership by his wife.

     Citizens Bank of Rhode Island, the Sub-Adviser, is wholly-owned by Citizens Financial Group, Inc. ("CFG"). CFG is a wholly-owned subsidiary of The Royal Bank of Scotland plc. The Sub-Adviser operates through 62 branch offices in Rhode Island . Among other CFG subsidiaries, Citizens Bank of Connecticut has 43 branches in southeastern Connecticut; Citizens Bank of Massachusetts has more than 100 branches in southeastern Massachusetts; and Citizens Bank New Hampshire has 73 branches in New Hampshire. CFG is a $19 billion bank holding company and is one of the 50 largest bank holding companies in the United States. Through the Sub-Adviser and other subsidiaries, CFG provides a full range of financial services to individuals, businesses and governmental units. As of June 30, 1999, the Trust and Investment Services Group of the Sub-Adviser had approximately $6.0 billion of assets under administration, including approximately $360 million in municipal obligations.

     Salvatore C. DiSanto is the officer of the Sub-Adviser who manages the Fund's portfolio. He has served as such since the inception of the Fund in September, 1992. Mr. DiSanto, a Senior Vice President within the Sub-Adviser's Trust and Investment Services Group, is a member of its Trust Investment Committee. He has been employed by the Sub-Adviser for 41 years and has been involved in portfolio management for the last 34 years.

                    NET ASSET VALUE PER SHARE

     The net asset value of the shares of each of the Fund's classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a "business day"), by dividing the value of the Fund's net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at that time. In general, net asset value of the Fund's shares is based on portfolio market value, except that Rhode Island Obligations maturing in 60 days or less are generally valued at amortized cost. The price at which a purchase or redemption of shares is effected is based on the next calculated net asset value after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

                           PURCHASES

"Are there alternate purchase plans?"

     This Prospectus offers two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island
Obligations.

"Can I purchase shares of the Fund?"

     You can purchase shares of the Fund if you live in Rhode Island or in one of the other states listed below. You should not purchase shares of the Fund if you do not reside in one of the following states. Otherwise, the Fund can redeem the shares you purchased. This may cause you to suffer a loss and may have tax consequences.

     Also, if you do not reside in Rhode Island, dividends from the Fund may be subject to state income taxes of the state in which you do reside. Therefore, you should consult your tax adviser before buying shares of the Fund.

     On the date of this Prospectus, Class Y Shares are available only in:

*Rhode Island * Connecticut * District of Columbia *Florida *
Hawaii * New Jersey * New York

     Class I Shares are available only in:

* Rhode Island * District of Columbia * New Jersey * New York

     The Fund and the Distributor may reject any order for the purchase of shares.

"How much money do I need to invest?"

For Class Y Shares:

     $1,000. Subsequent investments can be in any amount.

Class I Shares:

     Financial intermediaries can set their own requirements for initial and subsequent investments.

     Your investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a "Financial Institution").

"How do I purchase shares?"

     You may purchase Class I Shares only through a financial intermediary.

     You may purchase Class Y Shares:

* through an investment broker or dealer, or a bank or financial intermediary, which has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

* directly through the Distributor, by mailing payment to the Fund's Agent, PFPC Inc.

     The price you will pay is net asset value for both Class Y
Shares and Class I Shares. (See "What price will I pay for the
Fund's shares?")


Opening a Class Y Shares Account Adding to a Class Y Shares
Account

* Make out a check for             * Make out a check for
the investment amount              the investment amount
payable to                         payable to
Narragansett                       Narragansett
Insured Tax-Free                   Insured Tax-Free
Income Fund                        Income Fund

* Complete the Application         * Fill out the pre-printed
included with the Prospectus,      stub attached
indicating the features            to the Fund's
you wish to authorize              confirmations or
                                   supply the name(s)
                                   of account owner(s),
                                   the account number, and
                                   the name of the Fund

* Send your check and              * Send your check and
completed application              account information
to your dealer or                  to your dealer or
to the Fund's                      to the Fund's
Agent, PFPC Inc.                   Agent, PFPC Inc.

"Can I transfer funds electronically?"

     You can have funds transferred electronically, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, "Automatic Investment" and "Telephone Investment."

     * Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

     * Telephone Investment: You can make single investments of up to $50,000 by telephone instructions to the Agent.

     Before you can transfer funds electronically, the Fund's Agent must have your completed Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, request your broker or dealer to make them. The Fund may modify or terminate these investment methods or charge a service fee, upon 30 days' written notice to shareholders.

                    REDEEMING YOUR INVESTMENT

Redeeming Class Y Shares

     You may redeem some or all of your shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

     There is no minimum period for investment in the Fund, except for shares recently purchased by check or by Automatic
Telephone Investment as discussed below.

     A redemption may result in a tax liability for you.

"How can I redeem my investment?"

By mail, send instructions to:

PFPC Inc.
Attn: Aquilasm Group of Funds
400 Bellevue Parkway
Wilmington, Delaware 19809

By telephone, call:

800-637-4633 toll free

By FAX, send
instructions to:

302-791-3055

For liquidity and convenience, the Fund offers expedited redemption for Class Y Shares.

Expedited Redemption Methods

You may request expedited redemption in two ways:

     1. By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

     a) to a Financial Institution account you have previously specified;

     b) by check in the amount of $50,000 or less, mailed to the same name and address (which has been unchanged for the past 30 days) as the account from which you are redeeming. You may only redeem by check via telephone request once in any 7-day period.

                      Telephoning the Agent

     Whenever you telephone the Agent, please be prepared to supply:

     account name(s) and number

     name of the caller

     the social security number registered to the account

     personal identification

     Note: Check the accuracy of your confirmation statements immediately. The Fund, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller's identity. The Agent may record calls.

     2 By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent: PFPC Inc., by FAX at 302-791-3055 or by mail to 400 Bellevue Parkway, Wilmington, DE 19809. The letter, signed by the registered shareholder(s) (no signature guarantee is required), must indicate:

     account name(s)

     account number

     amount to be redeemed

     any payment directions.

     To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to those on the Fund's records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access
Features Form.

Regular Redemption Method

     To redeem by the regular redemption method, send a letter of instruction to the Fund's Agent, which includes:

     account name(s)

     account number

     dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed payment instructions (we normally mail redemption proceeds to your address as registered with the Fund)

     signature(s) of the registered shareholder(s) and

     signature guarantee(s), if required, as indicated below. To be in "proper form," your letter must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

     We may require additional documentation for certain types of shareholders such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record. The Agent may require signature guarantees if insufficient documentation is on file.

     We do not require a signature guarantee for redemptions up to $50,000, payable to the record holder, and sent to the address of record, except as noted above. In all other cases, signatures must be guaranteed.

     Your signature may be guaranteed by any:

     member of a national securities exchange

     U.S. bank or trust company

     state-chartered savings bank

     federally chartered savings and loan association

     foreign bank having a U.S. correspondent bank; or

     participant in the Securities Transfer Association Medallion
     Program ("STAMP"), the Stock Exchanges Medallion Program
     ("SEMP"), or the New York Stock Exchange, Inc. Medallion
     Signature Program ("MSP").

     A notary public is not an acceptable signature guarantor.

Redemption of Class I Shares

     You may redeem all or any part of your Class I Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I Shares must be made through a financial intermediary and cannot be made directly. Financial intermediaries may charge a fee for effecting redemptions. There is no minimum period for any investment in the Fund. The Fund does not impose redemption fees or penalties on redemption of Class I Shares. A redemption may result in a transaction taxable to you.

"When will I receive the proceeds of my redemption?"

     Redemption proceeds for Class Y Shares are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within 7 days after acceptance of your redemption request.

Redemption          Method of Payment        Charges

Under $1,000        Check                    None

$1,000 or more      Check or, if and         None
                    as you requested
                    on your Application
                    or Ready Access Features
                    Form, wired or
                    transferred through
                    the Automated Clearing
                    House to your Financial
                    Institution account

Through a broker/   Check or wire, to        None; however,
dealer              your broker/dealer       your broker/dealer
                                             may
                         charge a fee

     Although the Fund does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days' written notice to shareholders the Fund may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

     Redemption payments for Class I Shares are made to financial intermediaries.

     The Fund may delay payment for redemption of shares recently purchased by check (including certified, cashier's or official bank check) or by Automatic Investment or Telephone Investment up to 15 days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that your Financial Institution will honor the check or transfer of funds. You can eliminate possible delays by paying for purchased shares with wired funds or Federal Reserve drafts.

     The Fund has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur
(i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the "SEC") restricts trading on the New York Stock Exchange, (iii) when the SEC determines an emergency exists which causes disposal of, or determination of the value of, the portfolio securities to be unreasonable or impracticable, and
(iv) during such other periods as the SEC may permit.

     The Fund can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic
Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

     Redemption proceeds may be paid in whole or in part by distribution of the Fund's portfolio securities ("redemption in kind") in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

"Is there an Automatic Withdrawal Plan?"

     Yes, but it is only available for Class Y Shares. Under an Automatic Withdrawal Plan you can arrange to receive a monthly or quarterly check in a stated amount, not less than $50.

                    ALTERNATE PURCHASE PLANS

Distribution Arrangements

     In this Prospectus the Fund provides you with two alternative ways to invest in the Fund through two separate classes of shares. All classes represent interests in the same portfolio of Rhode Island Obligations.

                    Class Y Shares           Class I Shares
               "Institutional Class"    "Financial Intermediary
                                        Class"

Initial Sales       None                     None. Financial
Charge                                       Intermediaries may
                                             charge a fee for
                                        purchase of shares.


Contingent          None                     None
  Deferred Sales
Charge ("CDSC")

Distributions and   None                     Distribution fee of
Service Fees                                 up to 0.25 of 1% of
                                             average annual net
                                             assets allocable to
                                             Class I Shares,
                                             currently 0.10 of 1%
                                             of such net assets,
                                             and a service fee
                                             of 0.25 of 1% of
                                             such assets.

"What price will I pay for the Fund's shares?"

     The offering price for Class Y Shares is the net asset value per share. You will receive that day's offering price on purchase orders received in proper form, including Telephone Investments and investments by mail, considered received prior to 4:00 p.m. New York time. Dealers have the added flexibility of transmitting orders received prior to 4:00 p.m. New York time to the Distributor or Agent before the Distributor's close of business that day (normally 5:00 p.m. New York time) and still receiving that day's offering price. Otherwise, orders will be filled at the next determined offering price. Dealers are required to submit orders promptly. Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended, or (2) when the Distributor judges it is in the Fund's best interest to do so.

     The offering price for Class I Shares is the net asset value per share. The offering price determined on any day applies to all purchases received by each financial intermediary prior to 4:00 p.m. New York time on any business day. Purchase orders received by financial intermediaries after that time will be filled at the next determined offering price.

"What about confirmations and share certificates?"

     A statement will be mailed to you confirming each purchase of Class Y Shares in the Fund. Additionally, your account at the Agent will be credited in full and fractional shares (rounded to the nearest 1/1000th of a share). Purchases of Class I Shares will be confirmed by financial intermediaries. The Fund will not issue certificates for Class Y Shares or Class I Shares.

"Is there a Distribution Plan or a Services Plan?"

     The Fund has adopted a Distribution Plan (the "Plan") under the Investment Company Act of 1940's Rule 12b-1 in order to:

     (i) permit the Fund to finance activities primarily intended to result in the sale of its shares;

     (ii) permit the Manager, out of its own funds, to make payment for distribution expenses; and

    (iii) protect the Fund against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

     No payments are made by the Fund with respect to assets represented by Class Y Shares.

     Under the Plan, the Fund makes payments with respect to Class I Shares under agreements to certain broker/dealers, or others who have (i) rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's shares or (ii) assisted in the servicing of shareholder accounts.

     For any fiscal year, payments with respect to Class I Shares are made at a rate set from time to time by the Board of Trustees (currently 0.10 of 1%) but not more than 0.25 of 1% of the average annual net assets represented by the Class I Shares of the Fund. Such payments can be made only out of the Fund's assets allocable to the Class I Shares. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Shareholder Services Plan for Class I Shares

     The Fund's Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class I shareholders and/or maintain their accounts. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by Class I Shares. Payment is made only out of the Fund's assets represented by Class I Shares. No payments are made with respect to assets represented by Class Y Shares.

"Transfer on Death" Registration (Not Available for Class I
Shares)

     If you own Class Y Shares, the Fund generally permits "transfer on death" ("TOD") registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker-dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquilasm Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules. This service is not available for Class I Shares.

                   DIVIDENDS AND DISTRIBUTIONS

"How are dividends and distributions determined?"

     The Fund pays dividends and other distributions with respect to each class of shares. The Fund calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Fund since the previous dividend declaration, less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Fund purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. As this income varies, so will the Fund's dividends. There is no fixed dividend rate. It is expected that most of the Fund's dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Fund will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

     Redeemed shares continue to earn dividends through and including the earlier of:

          1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a selected dealer; or

          2. the third day the New York Stock Exchange is open after the day the net asset value of the redeemed shares was determined.

     The Fund's present policy is to pay dividends so they will be received or credited by approximately the first day of each month.

"How are dividends and distributions paid?"

     Dividends and distributions will automatically be reinvested in full and fractional shares of the Fund of the same class at net asset value on the record date for the dividend or distribution.

     If you own or purchase Class Y Shares, you may choose to have all or any part of the payments for dividends or distributions paid in cash. You can elect to have the cash portion of dividends or distributions deposited, without charge, by electronic funds transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

     You can make any of these elections on the Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

     All arrangements for the payment of dividends and distributions with respect to Class I Shares, including reinvestment of dividends, must be made through financial intermediaries.

     All Class Y shareholders, whether their dividends or distributions are received in cash or reinvested, will receive a monthly statement indicating the current status of their investment account with the Fund. Financial intermediaries provide their own statements of Class I Shares accounts.

     If you do not comply with laws requiring you to furnish taxpayer identification numbers and report dividends, the Fund may be required to impose backup withholding at a rate of 31% upon payment of redemptions to shareholders, and on capital gains distributions (if any) and any other distributions that do not qualify as "exempt-interest dividends."

                         TAX INFORMATION

     Net investment income includes income from Rhode Island Obligations in the portfolio which the Fund allocates as "exempt-interest dividends." Such dividends are exempt from regular Federal income tax. The Fund will allocate "exempt-interest dividends" by applying one designated percentage to all income dividends it declares during its tax year. It will normally make this designation in the first month following its fiscal year end for dividends paid in the prior year.

     It is possible that, under certain circumstances, a small portion of dividends paid by the Fund will be subject to income taxes. During the Fund's fiscal year ended June 30, 1999, 98.86% of the Fund's dividends were exempt-interest dividends. For the calendar year 1998, 0.66% of total dividends paid were taxable. The percentage of tax-exempt income from any particular dividend may differ from the percentage of the Fund's tax-exempt income during the dividend period.

     Net capital gains of the Fund, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Fund may also pay supplemental distributions after the end of its fiscal year. If net capital losses are realized in any year, they are charged against capital and not against net investment income, which is distributed regardless of gains or losses.

     The Fund intends to qualify during each fiscal year under the Internal Revenue Code to pay "exempt-interest dividends" to its shareholders. "Exempt-interest dividends" derived from net income earned by the Fund on Rhode Island Obligations will be excludable from gross income of the shareholders for regular Federal income tax purposes. Capital gains dividends are not included in "exempt-interest dividends." Although "exempt-interest dividends" are not taxed, each taxpayer must report the total amount of tax-exempt interest (including "exempt-interest dividends" from the Fund) received or acquired during the year.

     The Fund will treat as ordinary income in the year received certain gains on Rhode Island Obligations it acquired after April 30, 1993 and sells for less than face or redemption value. Those gains will be taxable to you as ordinary income, if distributed.

     Capital gains dividends (net long-term gains over net short-term losses which the Fund distributes and so designates) are reportable by shareholders as gains from the sale or exchange of a capital asset held for more than a year. This is the case whether the shareholder reinvests the distribution in shares of the Fund or receives it in cash, regardless of the length of time the investment is held.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not distributed, but carried forward by the Fund to offset gains in later years and reduce future capital gains dividends and amounts taxed to shareholders.

     The Fund's gains or losses on sales of Rhode Island
Obligations will be deemed long- or short-term, depending upon the length of time the Fund holds these obligations.

     You will receive information on the tax status of the Fund's dividends and distributions annually.

Special Tax Matters

     Under the Internal Revenue Code, interest on loans incurred by shareholders to enable them to purchase or carry shares of the Fund may not be deducted for regular Federal tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     If you or your spouse are receiving Social Security or railroad retirement benefits, a portion of these benefits may become taxable, if you receive exempt-interest dividends from the Fund.

     If you, or someone related to you, is a "substantial user" of facilities financed by industrial development or private activity bonds, you should consult your own tax adviser before purchasing shares of the Fund.

     Interest from all Rhode Island Obligations is tax-exempt for purposes of computing the shareholder's regular tax. However, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax ("AMT"). Whether or not that computation will result in a tax will depend on the entire content of your return. The Fund will not invest more than 20% of its assets in the types of Rhode Island Obligations that pay interest subject to AMT. An adjustment required by the Internal Revenue Code will tend to make it more likely that corporate shareholders will be subject to AMT. They should consult their tax advisers.

"What should I know about Rhode Island taxes?"

     The following is a summary of certain Rhode Island tax consequences relating to an investment in the Fund. This summary is based upon the advice of Edward & Angell, LLP, Rhode Island counsel to the Fund.

     This summary assumes that the Fund qualifies as a regulated investment company for Federal income tax purposes under Subchapter M of the Internal Revenue Code. Such summary is based upon the provisions of the Rhode Island tax law and the regulations promulgated thereunder as currently in effect, all of which are subject to change, possibly with retroactive effect. Prospective investors in the Fund should contact their tax advisers regarding the effect of Rhode Island or other state or local tax laws on their investment.

     Taxation of the Fund. The Fund will be subject to the Rhode Island business corporation tax in an amount equal to the greater of $250 or $0.10 on each $100 of the gross income of the Fund (as that term is defined in Rhode Island tax law) that is apportioned to Rhode Island.

     Individual Holders. Individual holders of shares of the Fund who are subject to Rhode Island personal income taxation will not be required to include in income for Rhode Island personal income tax purposes that portion of the exempt-interest dividends which the Fund clearly identifies as directly attributable to interest earned on Rhode Island Obligations. They will be required to include in income any interest, ordinary or capital gain dividends and net short-term capital gains realized by the Fund, unless those items are derived from obligations or securities issued by any authority, commission or instrumentality of the United States or from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from Rhode Island capital gains tax by the Rhode Island law authorizing their issuance.

     Gain or loss recognized by individuals subject to Rhode Island personal income taxation will be included in their Rhode Island source income. However, Rhode Island may specifically exempt from Rhode Island capital gains tax gain recognized on the sale or exchange of certain Rhode Island Obligations.

     Corporate Holders. Generally, corporate holders of shares of the Fund, which are subject to the Rhode Island business corporation tax or the Rhode Island franchise tax, will be taxed on their net income or authorized stock or at a flat rate minimum tax. Net income(as such term is defined by Rhode Island tax law) will include distributions of capital gain dividends and any net short-term capital gains realized by the Fund, unless such distributions of capital gain dividends and short-term capital gains are derived from the sale of underlying Rhode Island Obligations which are issued by Rhode Island issuers and are specifically exempted from the Rhode Island capital gains tax.

     Property and Estate Taxes. Shares of the Fund will be exempt from local property taxes in Rhode Island but will be includable in the gross estate of a deceased individual shareholder who is a resident of Rhode Island for purposes of the Rhode Island estate tax.

     Shareholders of the Fund should consult their tax advisers about other state and local tax consequences of their investment in the Fund.



The table shown below for Class A Shares is for information purposes only. Class A Shares are not offered by this Prospectus.


                 NARRAGANSETT INSURED TAX-FREE INCOME FUND
                           FINANCIAL HIGHLIGHTS
              FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                  Class Y(2)     Class I(4)
                             Class A(1)          Year    Year    Period(5)
                         Year Ended June 30,     Ended   Ended   Ended

                        1999    1998    1997    6/30/99 6/30/98  6/30/99
  Net Asset Value,
  Beginning of Year..... $10.49 $10.18  $9.93    $10.47 $10.19    $10.54
Income from Investment
  Operations:
  Net investment
    income.............   0.30   0.50    0.51     0.49   0.59      0.31
  Net gain (loss) on
    securities (both
    realized and
    unrealized)......... (0.31)   0.30   0.26    (0.30)   0.29    (0.38)
  Total from Investment
    Operations..........  0.19    0.80   0.77     0.19   0.88     (0.07)

Less Distributions:
  Dividends from net
    investment income... (0.50)  (0.51) (0.52)   (0.50) (0.60)    (0.32)

  Total Distributions... (0.50)  (0.51) (0.52)   (0.50) (0.60)    (0.32)

Net Asset Value, End
  of Year............... $10.16  $10.47  $10.18   $10.16 $10.47  $10.15

Total Return (not
  reflecting sales
  charge)(%)............  1.74    8.02   7.95     1.79   8.80     (0.75)+
Ratios/Supplemental Data
  Net Assets, End of Year
   ($ thousands)........ 66,611  52,006  42,540  4,250   17       77
  Ratio of Expenses to
    Average Net
    Assets (%)..........  0.39    0.28    0.23    0.33    0.28     0.49*
  Ratio of Net Investment
    Income to Average Net
    Assets (%)..........  4.61    4.83    5.02    4.65    4.66    4.54*

Portfolio Turnover
  Rate (%)..............  1.36    0.02    5.29    1.36    0.02    1.36

The expense and net investment income ratios without the effect of the voluntary waiver of a portion of the management fee and the voluntary expense reimbursement were:

  Ratio of Expenses
   to Average Net Assets(%)
                        0.91   1.12    1.23       0.70    0.83   0.87*

  Ratio of Net Investment
   Income to
   Average Net
   Assets(%)            4.09   3.99   4.05        4.29    4.11   4.16*

The expense ratios after giving effect to the waivers, expense reimbursement and expense offset for uninvested cash balances were:

  Ratio of Expenses to
  Average Net Assets(%) 0.35   0.27    0.21       0.30    0.06   0.46*




         Class A(1)           Class Y(3)

     Year Ended June 30,      Period Ended June 30,
     1996         1995        1996
    $ 9.80       $ 9.44       $ 9.94
      0.52         0.54         0.09
      0.13         0.36        (0.01)
      0.65         0.90         0.08
     (0.52)       (0.54)       (0.09)
     (0.52)       (0.54)       (0.09)
    $ 9.93       $ 9.80       $ 9.93
      6.72         9.09         0.80+
     37,988      34,373         0.10
      0.15         0.07         0.14+
      5.18         5.62         0.89+
      0             0            0
      1.16         1.18         0.15+
      4.17         4.51         0.88+
      0.14         0.06         0.14+


(1) Designated as Class A Shares on May 1, 1996.

(2) New Class of Shares established on May 1, 1996.

(3) From May 2, 1996 through June 30, 1996.

(4) New Class of Shares established on October 31, 1997.

(5) From November 4, 1998 through June 30, 1999.

+ Not annualized.

  * Not annualized.

         APPLICATION FOR NARRAGANSETT INSURED TAX-FREE INCOME FUND
                       FOR CLASS I and Y SHARES ONLY
              PLEASE COMPLETE STEPS 1 THROUGH 4 AND MAIL TO:
                                PFPC Inc.
                400 Bellevue Parkway, Wilmington, DE 19809
                            Tel.# 1-800-637-4633

STEP 1
A. ACCOUNT REGISTRATION

___Individual Use line 1
___Joint Account*   Use lines 1&2
___For a Minor   Use line 3
___For Trust, Corporation, Partnership or other Entity   Use line 4

* Joint Accounts will be Joint Tenants with rights of survivorship unless otherwise specified.
** Uniform Gifts/Transfers to Minors Act.

Please type or print name(s) exactly as account is to be registered 1.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
2.______________________________________________________________________
  First Name   Middle Initial   Last Name   Social Security Number
3.______________________________________________________________________
  Custodian's First Name      Middle Initial          Last Name
Custodian for __________________________________________________________
                   Minor's First Name   Middle Initial   Last Name
Under the ___________UGTMA** ___________________________________________
         Name of State       Minor's Social Security Number
4. _____________________________________________________________________
   _____________________________________________________________________
(Name of Corporation or Organization. If a Trust, include the name(s) of Trustees in which account will be registered and the name and date of the Trust Instrument. Account for a Pension or Profit Sharing Plan or Trust may be registered in the name of the Plan or Trust itself.)
________________________________________________________________________
        Tax I.D. Number    Authorized Individual          Title


B. MAILING ADDRESS AND TELEPHONE NUMBER

________________________________________________________________________
  Street or PO Box                           City
_________________________________        (______)_______________________
  State           Zip                        Daytime Phone Number

Occupation:________________________Employer:____________________________

  Employer's Address:_____________________________________________________
                   Street Address:               City  State  Zip

Citizen or resident of: ___ U.S. ___ Other Check here ___ if you are a non-U.S. Citizen or resident and not subject to back-up withholding
(See  certification in Step 4, Section B, below.)


C. INVESTMENT DEALER OR BROKER:
(Important - to be completed by Dealer or Broker)

______________________________      ____________________________________
Dealer Name                           Branch Number
______________________________      ____________________________________
Street Address                        Rep. Number/Name
______________________________      (_________)_________________________
  City          State    Zip         Area Code        Telephone




STEP 2 PURCHASES OF SHARES
A. INITIAL INVESTMENT
(Indicate Class of Shares)

__  Class Y Shares
__  Class I Shares


Make check payment to NARRAGANSETT INSURED TAX-FREE INCOME FUND

__ Initial Investment $______________ (Minimum $1,000)

B. DISTRIBUTIONS

Income dividends and capital gains distributions are automatically reinvested in additional shares at net asset value unless otherwise indicated below.

You can have any portion of either type reinvested, with the balance paid in cash, by indicating a percent below:

Income dividends are to be:___ % Reinvested  __%_Paid in cash*
Capital gains distributions are to be: ___% Reinvested __% Paid in cash*

    * For cash dividends, please choose one of the following options:

___ Deposit directly into my/our Financial Institution account.
    ATTACHED IS A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK showing the Financial Institution account where I/we would like you to deposit the dividend. (A Financial Institution is a commercial bank, savings bank or credit union.)

___ Mail check to my/our address listed in Step 1B.


STEP 3
SPECIAL FEATURES

A. AUTOMATIC INVESTMENT PROGRAM
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to have amounts automatically drawn on your Financial Institution account and invested in your Narragansett Insured Tax-Free Income Fund account. To establish this program, please complete Step 4, Sections A & B of this Application.

I/We wish to make regular monthly investments of $ _________________ (minimum $50) on the ___ 1st day or ___ 16th day of the month (or on the first business day after that date).

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


B. TELEPHONE INVESTMENT
(Check appropriate box)
___ Yes ___ No

    This option provides you with a convenient way to add to your account (minimum $50 and maximum $50,000) at any time you wish by simply calling the Fund toll-free at 1-800-637-4633. To establish this program, please complete Step 4, Sections A & B of this Application.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK)


C. AUTOMATIC WITHDRAWAL PLAN

(Minimum investment $5,000)

Application must be received in good order at least 2 weeks prior to 1st actual liquidation date.
(Check appropriate box)
___ Yes ___ No

    Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic Withdrawal Plan Provisions set forth below. To realize the amount stated below, PFPC Inc
(the "Agent") is authorized to redeem sufficient shares from this account at the then current Net Asset Value, in accordance with the terms below:

Dollar Amount of each withdrawal $ ______________beginning______________
                                   Minimum: $50             Month/Year
         Payments to be made: ___ Monthly or ___ Quarterly

    Checks should be made payable as indicated below. If check is payable to a Financial Institution for your account, indicate Financial
  Institution name, address and your account number.

________________________________________     ___________________________
First Name   Middle Initial   Last Name      Financial Institution Name
_______________________________     ____________________________________
Street                              Financial Institution Street Address
_______________________________     ____________________________________
City              State    Zip      City                  State     Zip

                                    ____________________________________
                                    Financial Institution Account Number


D. TELEPHONE EXCHANGE
(Check appropriate box)
___ Yes ___ No

This option allows you to effect exchanges among accounts in your name within the Aquilasm Group of Funds by telephone.

    The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Aquila-sponsored fund for shares of another Aquila-sponsored fund with identical shareholder registration in the manner described in the Prospectus. Except for gross negligence in acting upon such telephone instructions to execute an exchange, and subject to the conditions set forth herein, I/we understand and agree to hold harmless the Agent, each of the Aquila Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees, resulting from acceptance of, or acting or failure to act upon, this Authorization.


E. EXPEDITED REDEMPTION
(Check appropriate box)
___ Yes ___ No

The proceeds will be deposited to your Financial Institution account listed.

    Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my/our account at a Financial Institution. The Financial Institution account must be in the same name(s) as this Fund account is registered.

(YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK).

_______________________________   _____________________________________
  Account Registration            Financial Institution Account Number
_______________________________   _____________________________________
  Financial Institution Name      Financial Institution Transit/Routing
                                                                 Number
_______________________________   _____________________________________
    Street                            City                State     Zip


STEP 4 Section A
DEPOSITOR'S AUTHORIZATION TO HONOR DEBITS

IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT
YOU MUST ALSO COMPLETE STEP 4, SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge to my/our account any drafts or debits drawn on my/our account initiated by the Agent, PFPC Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.

I/We understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.

Financial Institution Account Number __________________________________

Name and Address where my/our account is maintained
Name of Financial Institution__________________________________________

Street Address_________________________________________________________

City_______________________________State _________________ Zip ________

Name(s) and Signature(s) of Depositor(s) as they appear where account is registered
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)
_________________________________________________
        (Please Print)
X________________________________________________  ____________________
        (Signature)                                    (Date)


                         INDEMNIFICATION AGREEMENT

To: Financial Institution Named Above

So that you may comply with your depositor's request, Aquila Distributors, Inc. (the "Distributor") agrees:

1 Electronic Funds Transfer debit and credit items transmitted pursuant to the above authorization shall be subject to the provisions of the Operating Rules of the National Automated Clearing House Association.

2  To indemnify and hold you harmless from any loss you may suffer in connection with the execution and issuance of any electronic debit in the normal course of business initiated by the Agent (except any loss due to your payment of any amount drawn against insufficient or uncollected funds), provided that you promptly notify us in writing of any claim against you with respect to the same, and further provided that you will not settle or pay or agree to settle or pay any such claim without the written permission of the Distributor.

3 To indemnify you for any loss including your reasonable costs and expenses in the event that you dishonor, with or without cause, any such electronic debit.


STEP 4 Section B
SHAREHOLDER AUTHORIZATION/SIGNATURE(S) REQUIRED

- The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Fund and has received and read a current Prospectus of the Fund and agrees to its terms.

- I/We authorize the Fund and its agents to act upon these instructions for the features that have been checked.

- I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, the Fund and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We authorize the Fund and its agents to correct any transfer error by a debit or credit to my/our Financial Institution account and/or Fund account and to charge the account for any related charges. I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.

- The Fund, the Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number; name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies (i) that Number is my correct taxpayer identification number and (ii) currently I am not under IRS notification that I am subject to backup withholding (line out (ii) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for; if a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or
   (b) that the undersigned is not a citizen or resident of the U.S.; and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty.

NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN.*

__________________________     __________________________     _________
 Individual (or Custodian)      Joint Registrant, if any          Date
__________________________     __________________________     _________
Corporate Officer, Partner,    Title                             Date
Trustee, etc.

* For Trusts, Corporations or Associations, this form must be accompanied by proof of authority to sign, such as a certified copy of the corporate resolution or a certificate of incumbency under the trust instrument.


SPECIAL INFORMATION

-  Certain features (Automatic Investment, Telephone Investment,
   Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.

- You may cancel any feature at any time, effective 3 days after the Agent receives written notice from you.

- Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.

- The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.


BANKING INFORMATION

- If your Financial Institution account changes, you must complete a Ready Access Features Form which may be obtained from Aquila Distributors at 1-800-453-6864 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.


AUTOMATIC WITHDRAWAL PLAN PROVISIONS

By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.

1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.

2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.

3. Dividends and distributions will be reinvested in shares of the Fund at Net Asset Value without a sales charge.

4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the last business day of the month or quarter.

5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks time in mailing such notification before the requested change can be put in effect.

6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.

9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

10.Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

MANAGER AND FOUNDER
Aquila Management Corporation
380 Madison Avenue, Suite 2300
New York, New York 10017

INVESTMENT SUB-ADVISER
Citizens Bank of Rhode Island
One Citizens Plaza
Providence, Rhode Island 02903

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Vernon R. Alden
Paul Y. Clinton
David A. Duffy
William J. Nightingale
J. William Weeks

OFFICERS
Diana P. Herrmann, President
Stephen J. Caridi, Senior Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
Aquila Distributors, Inc.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
Bank One Trust Company, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG LLP
345 Park Avenue
New York, New York 10154

COUNSEL
  Hollyer Brady Smith Troxell
  Barrett Rockett Hines & Mone LLP
551 Fifth Avenue
New York, New York 10176




Back Cover


     This Prospectus concisely states information about the Fund that you should know before investing. A Statement of Additional Information about the Fund dated November 1, 1999(the "SAI") has been filed with the Securities and Exchange Commission. The SAI contains information about the Fund and its management not included in this Prospectus. The SAI is incorporated by reference in its entirety in this Prospectus. Only when you have read both this Prospectus and the SAI are all material facts about the Fund available to you.

     You can get additional information about the Fund's investments in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. You can get the SAI and the Fund's annual and semi-annual reports without charge, upon request.

     In addition, you can review and copy information about the Fund (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. You can get information on the operation of the SEC's public reference room by calling the SEC at 1-800-SEC-0330. You can get other information about the Fund at the SEC's Internet site at http://www.sec.gov. You can get copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

This Prospectus should be read and retained for future reference

The file number under which the Fund is registered with the SEC under the
Investment Company Act of 1940 is 811-6707.



TABLE OF CONTENTS


The Fund's Objective, Investment Strategies
and Main Risks...................................
Risk/Return Bar Chart and Performance Table .....
Fees and Expenses of the Fund...................
  Investment of the Fund's Assets.................
Fund Management.................................
Net Asset Value Per Share........................
Purchases .......................................
Redeeming Your Investment........................
Alternate Purchase Plans.........................
Dividends and Distributions......................
Tax Information..................................
Financial Highlights.............................
Application

NARRAGANSETT INSURED TAX-FREE INCOME FUND
[LOGO]

One of The
Aquilasm Group of Funds


PROSPECTUS

To receive a free copy of the Fund's SAI, annual or semi-annual report, or other information about the fund, or to make shareholder inquiries call:

            the Fund's Shareholder Servicing Agent at
                     800-637-4633 toll free

                      or you can write to:

                            PFPC Inc
                      400 Bellevue Parkway
                      Wilmington, DE 19809

For general inquiries and yield information, call 800-453-6864 or 212-697-6666

This Prospectus should be read and retained for future reference

Aquila
Narragansett Insured Tax-Free Income Fund
380 Madison Avenue Suite 2300
New York, NY 10017
800-453-6864
212-697-6666

Statement
of Additional
Information                                      November 1, 1999

     This Statement of Additional Information (the "SAI") is not a Prospectus. There are two Prospectuses for the Fund dated November 1, 1999: one Prospectus describes Front- Payment Class Shares ("Class A Shares") and Level-Payment Class Shares ("Class C Shares") of the Fund and the other describes Institutional Class Shares ("Class Y Shares") and Financial Intermediary Class Shares ("Class I Shares") of the Fund. References in the SAI to "the Prospectus" refer to either of these Prospectuses. The SAI should be read in conjunction with the Prospectus for the class of shares in which you are considering investing. Either or both Prospectuses may be obtained from the Fund's Shareholder Servicing Agent, PFPC Inc., by writing to it at: 400 Bellevue Parkway, Wilmington, DE 19809 or by calling at the following number:

                     800-637-4633 toll free

or from Aquila Distributors, Inc., the Fund's Distributor, by writing to it at

380 Madison Avenue, Suite 2300, New York, New York 10017;
             800-453-6864 toll free or 212-697-6666
                  In Rhode Island: 401-453-6864

Financial Statements

     The financial statements for the Fund for the year ended June 30, 1999, which are contained in the Annual Report for that fiscal year, are hereby incorporated by reference into the SAI. Those financial statements have been audited by KPMG LLP, independent auditors, whose report thereon is incorporated herein by reference. The Annual Report of the Fund for the fiscal year ended June 30, 1999 can be obtained without charge by calling any of the toll-free numbers listed above. The Annual Report will be delivered with the SAI.

TABLE OF CONTENTS

Fund History
Investment Strategies and Risks
Fund Policies
Management of the Fund
Ownership of Securities
Investment Advisory and Other Services
Brokerage Allocation and Other Practices
Capital Stock
Purchase, Redemption, and Pricing of Shares
Additional Tax Information
Underwriters
Performance
Appendix a

            NARRAGANSETT INSURED TAX-FREE INCOME FUND

               Statement of Additional Information

                          FUND HISTORY

     The Fund is a Massachusetts business trust formed in 1992.

     The Fund is an open-end, non-diversified management investment company.

                 INVESTMENT STRATEGIES AND RISKS

Ratings

     The ratings assigned by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

     Rating agencies consider municipal obligations rated in the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade bonds.

     See Appendix A to this SAI for further information about the ratings of Moody's and S&P as to the various rated Rhode Island
Obligations which the Fund may purchase.

     The table below gives information as to the percentage of Fund net assets invested, as of June 30, 1999 in Rhode Island
Obligations in the various rating categories:


Highest rating (1) . . . . . . . . . . . . . . . . . . . . . 100%
Second highest rating (2). . . . . . . . . . . . . . . . . . . 0%
Third highest rating (3) . . . . . . . . . . . . . . . . . . . 0%
Fourth highest rating (4). . . . . . . . . . . . . . . . . . . 0%
Not rated: . . . . . . . . . . . . . . . . . . . . . . . . .  .0%
                                                           100.0%

(1) Aaa of Moody's or AAA of S&P.
(2) Aa of Moody's or AA of S&P.
(3) A of Moody's or A of S&P.
(4) Baa of Moody's or BBB of S&P.

Municipal Bonds

     The two principal classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer's power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and rating of the issue.

     Since the Fund may invest in industrial development bonds or private activity bonds, the Fund may not be an appropriate investment for entities which are "substantial users" of facilities financed by those bonds or for investors who are "related persons" of such users. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a "substantial user" of a facility financed from the proceeds of those bonds. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses a part of [a] facility" financed from the proceeds of industrial development or private activity bonds.

     There are certain Rhode Island Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Fund may purchase these obligations, it may, on the other hand, refrain from purchasing particular Rhode Island Obligations due to this tax consequence. The Fund will not purchase obligations of Rhode Island issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations which are available to the Fund.

When-Issued and Delayed Delivery Obligations

     The Fund may buy Rhode Island Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Rhode Island Obligations are fixed on the transaction date. At the time the Fund makes the commitment to purchase Rhode Island Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Rhode Island Obligations in determining its net asset value. The Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Rhode Island Obligations. The Fund places an amount of assets equal in value to the amount due on the settlement date for the when-issued or delayed delivery securities being purchased in a segregated account, which is marked to market every business day. On delivery dates for such transactions, the Fund will meet its commitments by selling the Rhode Island Obligations held in the separate account and/or from cash flow.

Determination of the Marketability of Certain Securities

     In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the following factors, not all of which may be applicable to any particular issue: the quality, maturity and coupon rate of the issue, ratings received from the nationally recognized statistical rating organizations and any changes or prospective changes in such ratings, the likelihood that the issuer will continue to appropriate the required payments for the issue, recent purchases and sales of the same or similar issues, the general market for municipal securities of the same or similar quality, the Sub-Adviser's opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average value of such securities during the year, excluding certain short-term securities. Since the turnover rate of the Fund will be affected by a number of factors (see below), the Fund is unable to predict what rate the Fund will have in any particular period or periods, although the rate is not expected to exceed 100%. The factors which may affect the rate include (i) assuming or moving away from a defensive position; a defensive position could be assumed by shortening the average maturity of the portfolio; (ii) the possible necessary sales of Rhode Island Obligations to meet redemptions; and (iii) the possibility of purchasing or selling Rhode Island Obligations without regard to the length of time these obligations have been held to attempt to take advantage of short-term differentials in yields on these obligations with the objective of seeking exempt-interest income while conserving capital. Short-term trading increases portfolio turnover and transaction costs. However, the turnover rate could be substantially higher or lower in any particular period versus that of a prior period.

Insurance Feature

     The purpose of having insurance on investments in Rhode
Island Obligations in the Fund's portfolio is to reduce financial risk for investors in the Fund.

     Insurance as to the timely payment of principal and interest when due for Rhode Island Obligations is acquired as follows:

     (i) obtained by the issuer of the Rhode Island Obligations at the time of original issue of the obligations, known as "New Issue Insurance," or

     (ii) purchased by the Fund or a previous owner with respect to specific Rhode Island Obligations, termed "Secondary
     Market Insurance."

     The insurance of principal under these types of insurance policies refers to the payment of the face or par value of the Rhode Island Obligation when due. Insurance is not affected by nor does it insure the market price paid by the Fund for the obligation. The market value of obligations in the Fund will, from time to time, be affected by various factors including the general movement of interest rates. The value of the Fund's shares is not insured.

     In order to reduce financial risk to the Fund's investors as much as practical, it is a goal of the Fund, which is not assured, that 100% of the Fund's assets will be invested in insured Rhode Island Obligations. However, if the Board of Trustees determines that there is an inadequate supply in the marketplace of Rhode Island Obligations covered by New Issue Insurance and that appropriate Secondary Market Insurance cannot be obtained for other Rhode Island Obligations on terms that are financially advantageous to the Fund as a result of market conditions or other factors, then the Fund may invest in Rhode Island Obligations that are not insured. As a fundamental policy, 65% of the Fund's total net assets will be invested in Rhode Island Obligations which are insured.

     New Issue Insurance is obtained by the issuer of the Rhode Island Obligations and all premiums respecting such securities are paid in advance by such issuer. Such policies are noncancelable and continue in force so long as the Rhode Island Obligations are outstanding and the insurer remains in business.

     The Fund may also purchase Secondary Market Insurance on any Rhode Island Obligation purchased by the Fund. By purchasing Secondary Market Insurance, the Fund will obtain, upon payment of a single premium, insurance against nonpayment of scheduled principal and interest for the remaining term of the Rhode Island Obligation, regardless of whether the Fund then owns such security. Such insurance coverage is noncancelable and continues in force so long as the security so insured is outstanding and the insurer remains in business. The purposes of acquiring Secondary Market Insurance are to insure timely payment of principal and interest when due and to enable the Fund to sell a Rhode Island Obligation to a third party as a high-rated insured Rhode Island Obligation at a market price greater than what otherwise might be obtainable if the security were sold without the insurance coverage. There is no assurance that such insurance can be obtained at rates that would make its purchase advantageous to the Fund.

     New Issue Insurance and Secondary Market Insurance will be obtained from some or all of the following: Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"). The Fund may also purchase insurance from, or Rhode Island Obligations insured by, other insurers. However, the Fund will seek to ensure that any insurer used will itself have a Aaa or AAA rating.

     While the insurance feature is intended to reduce financial risk, in some instances there is a cost to be borne by the Fund for such a feature. In general, the insurance premium cost of New
Issue Insurance is borne by the issuer.

     Secondary Market Insurance, if purchased by the Fund, involves payment of a single premium, the cost of which is added to the cost basis of the price of the security. It is not considered an item of expense of the Fund, but rather an addition to the price of the security. Upon sale of a security so insured, the excess, if any, of the security's market value as an "Aaa" or "AAA" rated security over its market value without such rating, including the cost of the single premium for Secondary Market Insurance, would inure to the Fund in determining the net capital gain or loss realized by the Fund.

     New Issue Insurance and Secondary Market Insurance do not terminate with respect to a Rhode Island Obligation once the obligation is sold by the Fund.

     As a matter of practice, insurers of municipal obligations provide insurance only on issues which on their own credit rating are of investment grade, i.e., those within the top four credit ratings of the Nationally Recognized Statistical Rating Organizations. In some instances, insurers restrict issuance of insurance to those issues which would be credit rated "A" or better by those organizations. These practices by the insurers tend to reduce the risk that they might not be able to respond to the default in payment of principal or interest on any particular issue.

     In general, New Issue Insurance provides that if an issuer fails to make payment of principal or interest on an insured Rhode Island Obligation, the payment will be made promptly by the insurer. There are no deductible clauses, the insurance is non-cancelable and the tax-exempt character of any payment in respect of interest received is not affected. Premiums for such insurance are not paid by the Fund but are paid once and for all for the life of the issue at the time the securities are issued, generally by the issuer and sometimes by the underwriter. The right to receive the insurance proceeds is a part of the security and is transferable on any resale.

     The following information regarding Municipal Bond Investors Assurance Corporation ("MBIA"), Financial Guaranty Insurance Company ("Financial Guaranty") and AMBAC Indemnity Corporation ("AMBAC Indemnity"), has been derived from information furnished by the insurers. The Fund has not independently verified any of the information, but the Fund is not aware of facts which would render such information inaccurate.

     AMBAC Indemnity is a Wisconsin-domiciled stock insurance corporation, regulated by the Insurance Department of the State of Wisconsin, and licensed to do business in 50 states and the District of Columbia. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a publicly held company.The claims-paying ability of AMBAC Indemnity is rated "AAA" by S&P and "Aaa" by Moody's.

     MBIA is a limited liability corporation domiciled in New York and licensed to do business in 50 states and the District of Columbia. It is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. Neither MBIA Inc. nor its shareholders are obligated to pay the debts of or claims against MBIA. The claims-paying ability of MBIA is rated "AAA" by S&P and "Aaa" by Moody's.

     Financial Guaranty is a New York stock insurance company regulated by the New York State Department of Insurance and authorized to provide insurance in 49 states and the District of Columbia. Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company, which is 99% owned by General Electric Capital Corporation and 1% owned by Sumitomo Marine and Fire Insurance Company Limited. Neither FGIC Corporation nor GE Capital Corporation is obligated to pay the debts of or the claims against Financial Guaranty.The claims-paying ability of Financial Guaranty is rated "AAA" by S&P and "Aaa" by Moody's.

     The Fund may also use other insurers. However, the Fund will seek to ensure that any insurer used will itself have a AAA or Aaa rating.

Additional Information about the State of Rhode Island and Rhode
Island Obligations

     The Fund believes the information summarized below describes some of the more significant developments relating to Rhode Island Obligations. The sources of such information include information provided by and relating to the State of Rhode Island appearing in the Official Statement dated July 21, 1999 relating to Resource Recovery Corporation Landfill Lease Notes, 1999, Series A, as well as other publicly available documents. The Fund has not independently verified any of the information contained in such official statement and other publicly available documents, but is not aware of any facts which would render such information inaccurate. Rhode Island operates on a June 30 fiscal year.

State Government Organization and Finances

General

     The State is governed by its Constitution, the present form of which was adopted by the electorate in 1986.

     Under the State Constitution, the powers of government are divided into three branches: legislative, executive and judicial. The legislative power of the government is vested in the General Assembly, which consists of a 50 member Senate and a 100 member House of Representatives. A referendum approved by the voters in the November 8, 1994 election changes the composition, pay scale and pension of the General Assembly. Commencing in 2003, there will be 75 members of the House of Representatives and 38 members of the Senate. They shall be constituted on the basis of population and the representative districts shall be as nearly equal in population and as compact in territory as possible. All members of the General Assembly are elected biennially from senatorial and representative districts established by general law on the basis of population. The General Assembly meets annually beginning on the first Tuesday in January.

     The chief executive power of the State is vested in the Governor and, by succession, the Lieutenant Governor. Each are elected for 4 year terms. The Governor is primarily responsible for the faithful execution of laws enacted by the General Assembly and for the administration of the State government through the Executive Department. The State Constitution also provides for the election of three additional general State
Officers: the Attorney General, Secretary of State and General Treasurer. Under the State Constitution, the Governor is granted the power to veto any act adopted by the General Assembly, provided, however, that any such veto can be overridden by a 3/5 vote of both houses of the General Assembly. The Governor does not have any power of line-item veto.

     The judicial power of the State is vested in the Supreme Court and such inferior courts as are established by the General Assembly. The Supreme Court, appointed by the Governor and confirmed by the Senate and the House of Representatives, has final revisory and appellate jurisdiction upon all questions of law and equity. The General Assembly has also established a Superior Court, a Family Court, a District Court and certain municipal courts in various cities and towns in the State.

Municipalities

     Below the level of State government, Rhode Island is divided into 39 cities and towns which exercise the functions of local general government. There is no county governmental structure. Local executive power is generally placed in a mayor, administrator/manager or town council form of government, and legislative power is vested in either a city or town council. As provided in the State Constitution, municipalities have the right of self government in all local matters by adopting a "home rule" charter. Every city or town, however, has the power to levy, assess and collect taxes, or borrow money, only as specifically authorized by the General Assembly. Except for matters that are reserved exclusively to the General Assembly, such as taxation and elections, the State Constitution restricts the power of the General Assembly on actions relating to the property, affairs and government of any city or town which has adopted a "home rule" charter, to general laws which apply to all cities and towns, but which shall not affect the form of government of any city or town. The General Assembly has the power to act in relation to a particular home rule charter community, provided that such legislative action shall become effective only upon approval of a majority of the voters of the affected city or town. Rhode Island General Law (44-35-10) requires every city and town to adopt a balanced budget for each fiscal year. Local governments rely principally upon general real and tangible personal property taxes and automobile excise taxes for provision of revenue.

     During the 1985 Session of the General Assembly, a law was passed entitled "An Act Providing Property Tax Relief and Replacement and Establishing a Cap on City and Town Property Tax Levy Growth". Enacted as section 44-5-2 of the General Laws and entitled "Maximum Levy", the legislation limits tax levy or rate increases by municipalities to an increase no greater than 5.5% over the previous year. Legislation was also enacted which authorized tax levy or rate increases of greater than 5.5% in the event that debt service costs on present and future general obligation debt increase at a rate greater than 5.5%. The legislation also provides for the certification by a state agency of the appropriate property tax base to be used in computations in any year when revaluation is being implemented. Provisions of section 44-5-2 also include authorization to exceed this limitation in the event of loss of non-property tax revenue, or when an emergency situation arises and is certified by the State Auditor General. In such an emergency situation, such levy in excess of a 5.5% increase must be approved by a majority of the city or town governing body or electors voting at the financial town meeting. The statute was amended to clarify that nothing in the tax levy cap provisions was intended to constrain the payment of obligations of cities and towns. The power of the cities and towns to pay their general obligation bonds and notes is unlimited and each city or town is required to levy ad valorem taxes upon all the taxable property for the payment of such bonds and notes and the interest thereon, without limitation as to rate or amount.

     During the 1998 session, the General Assembly enacted three separate measures designed to provide taxpayer relief from local property taxes. The first measure expanded the existing homestead tax credit program, by allowing eligible households with excise and incomes of up to $25,000 to claim a refundable credit against the state income tax. Previously, a credit was allowed for eligible households with income up to $18,000. The second and third measures would phase out, over a number of years, two separate components of the local tax levy.

     The first component of the local tax levy that would be phased out is the local property tax levy on inventories. The phase out period would span 10 years and would progressively eliminate 10% of the tax levy each year. Local communities would be reimbursed for lost revenues through the State's General Revenue Sharing Program, which would be increased from 1% of tax revenues in fiscal year 1998 to 4.7% of tax receipts in fiscal year 2009.

     The second component of the local property tax levy that would be eliminated is the local excise tax levy on motor vehicles and trailers. This tax would be phased out over a seven-year period by providing increasing exemptions against the assessed value of all motor vehicles. Local communities would be reimbursed by the State on the value of the exempted amounts and assumed cumulative growth in the tax rate equal to the CPI.

     State aid to cities and towns has risen from approximately $389.7 million in FY 1991 to $700.4 million in the enacted FY 2000 Budget. The largest category of State aid to cities and towns involves assistance programs for school operations and school buildings. The general school aid program reimburses communities on the basis of the relationship between the number of students and the property wealth and personal income of the community.

     In addition to reimbursement of operations costs, state school construction aid is provided at levels ranging from 30% to 88% of the construction cost of new facilities. The level is also based upon the relationship between student counts and community wealth, and takes into consideration the relative weight of school debt in the particular city or town to its total debt. Beginning in fiscal year 1997, the definition of reimbursable expenditures was expanded to include capital expenditures made through a capital lease or lease revenue bonds or from the municipalities capital reserve account. A related program will provide approximately $1.6 million to cities and towns in FY 2000 to provide aid in the construction of libraries.

     The distribution formula for school aid was modified in fiscal year 1995 to weight the distribution more heavily towards districts with proportionally more children from poorer families. The Legislature, recognizing that the current methods of education aid distribution required evaluation, created a "Joint Commission on School Funding" to study modifications to the current system of state aid distribution. The Commission recommended that an increase of $25.0 million over FY 1997 be included in FY 1998 to provide support for targeted student investments.

      The FY 1999 Budget included $534.3 million in Education Aid to Local Governments. This represented a $38.3 million increase above FY 1998. The fiscal year 2000 budget continued the initiatives adopted in both fiscal year 1998 and fiscal year 1999 budgets and provided for an additional $48.8 million in Education Aid to Local Governments. Other local aid programs include the general revenue sharing and payment-in-lieu of taxes programs. The 1987 session of the General Assembly enacted legislation that consolidated all prior revenue sharing components into one general revenue sharing program and incorporated a distribution formula based upon relative population, tax effort and personal income of each city and town. In addition, the State distributes the proceeds of a statewide tax imposed on the tangible personal property of telephone, telegraph, cable, express and telecommunications companies. The 1991 General Assembly passed legislation to dedicate, beginning in fiscal year 1994, an amount equal to one percent of second prior year total state tax revenues to general state aid. Funding for this program has varied since FY 1991, between no funding in FY 1993 to $13.6 million in FY 1995. The FY 1999 Enacted Budget included $19.7 million for this program. The fiscal year 2000 Enacted Budget includes $27.6 million for this program, and increases the share dedicated to 1.7% of the state revenues in fiscal year 2000.
This percentage will increase annually until it reaches 4.7% in FY 2009.

     The payment-in-lieu of taxes program authorizes the General Assembly to appropriate and distribute to communities amounts not to exceed 27% of the property taxes that would have been collected on tax exempt properties. Funding was provided in fiscal years 1988 ($2.5 million), 1989 ($3.1 million), 1991 ($3.5 million), 1992-1994 ($2.8 million), 1995-1997 ($12.2 million) and
1998 ($14.2 million). The enacted FY 1999 budget provided $15.9 million for this program. The FY 2000 Enacted Budget includes funding of $16.1 million.

Budget Procedures

     The State budget of revenues and appropriations for administrative and other expenses of the State is adopted annually by the General Assembly and is prepared for submission to the General Assembly, under the supervision of the Governor, by the State Budget Officer within the Department of Administration. Preparation and submission of the budget is governed by both the State Constitution and the general laws of the State, which provide various limitations on the powers of the General Assembly and certain guidelines designed to maintain fiscal responsibility.

     According to Article IX Section 16 of the Rhode Island Constitution and the Rhode Island General Laws section 35-3-7, the Governor must present spending recommendations to the Legislature on or before the third Wednesday in February, unless extended by statute. The budget contains a complete plan of estimated revenues and proposed expenditures with a personnel supplement detailing number and titles of positions of each agency and estimates of personnel costs for the next fiscal year.

     The budget as proposed by the Governor is considered by the General Assembly which, under state law, may increase, decrease, alter or strike out any items in the budget, provided the General Assembly may not take action which would cause an excess of appropriations for revenue expenditures over expected revenue receipts. No appropriation in excess of budget recommendations may be made by the General Assembly unless it shall provide the necessary additional revenue to cover such appropriations. The Governor may veto legislative appropriations bills. However, the Rhode Island Governor does not have line-item veto authority. The Legislature may override any veto by a three-fifths vote of the members present and voting of both houses of the General Assembly. Supplemental appropriations measures may be submitted by the Governor to the General Assembly on or before the second Tuesday in January. Supplemental appropriations by the General Assembly must be supported by additional revenues and are subject to the Constitutional limitation on state expenditures discussed below.

     The General Laws of the State provide that, if the General Assembly fails to pass the annual appropriation bill, the same amounts as were appropriated in the prior fiscal year shall be automatically available for expenditure, subject to monthly or quarterly allotments as determined by the State Budget Officer. Expenditures for general obligation bond indebtedness of the State shall be made as required regardless of the passage of the annual budget or the amount provided for in the prior fiscal year.

     The budget as submitted by the Governor is required to contain a statement of receipts and expenditures for the current fiscal year, the budget year (next fiscal year), and two prior fiscal years. Receipt estimates for the current year and budget year are those adopted by the State Revenue Estimating Conference, as adjusted by any change to rates recommended by the Governor.

     The State Revenue Estimating Conference was created by the 1990 General Assembly to provide the Governor and the Assembly with estimates of general revenues. It is composed of the State Budget Officer, the House Fiscal Advisor, and the Senate Fiscal Advisor, with the chair rotating among the three. It must meet twice a year (specifically in May and November) and can be called at any other time by any member, and must reach consensus on revenues. The 1991 Assembly created a Medical Assistance and Public Assistance Caseload Estimating Conference, similar to the Revenue Estimating Conference, to adopt welfare and medical assistance caseload estimates.

     In addition to the preparation of the annual budget, the State Budget Officer is also authorized and directed by the general laws: (a) to exercise budgetary control over all State departments; (b) to operate an appropriation allotment system;
(c) to develop long-term activity and financial programs, particularly capital improvement programs; (d) to approve or disapprove all requests for new personnel; and (e) to prepare annually a five-year financial projection of anticipated general revenue receipts and expenditures, including detail of principal revenue sources and expenditures by major program areas which will be included in the budget submitted to the General Assembly.

     The 1990 Assembly instituted a limit on state expenditures commencing in FY 1992 such that appropriations do not result in general fund expenditures exceeding 99.5% of general fund revenues in FY 1993, 98.5% in FY 1994 and 98.0% thereafter. The remaining balance is to be deposited into a budget reserve account, capped at 3% of general fund revenues. Once capped, the excess is deposited in a Capital Account, to be used for capital projects, debt reduction, and/or debt service. The 1991 Assembly suspended those provisions for FY 1992, but provided that any revenues received in excess of the amount estimated shall be deposited in the account, up to one half percent of general revenues. Excess revenues were received in FY 1993, largely as a result of medicaid disproportionate share and provider tax receipts, and an $8.4 million deposit was made into the fund. The FY 1998 reserve fund balance was $61.2 million.

Financial Controls

     Internal financial controls utilized by the State consist principally of statutory restrictions on the expenditure of funds in excess of appropriations, the supervisory powers and functions exercised by the Department of Administration and the accounting and audit controls maintained by the State Controller and the Bureau of Audits. Statutory restrictions include the requirement that all bills or resolutions introduced in the General Assembly which, if passed, would have an effect on State or local revenues or expenditures (unless the bill includes the appropriation of a specific dollar amount) must be accompanied by a "fiscal note," which sets forth such effect. Bills impacting upon State finances are forwarded to the State Budget Officer who determines the agency or agencies affected by the bill and is responsible, in cooperation with such agencies, for the preparation of the fiscal note. The State Department of Administration is responsible for the preparation of fiscal notes for bills affecting cities and towns.

     The Department of Administration is required by law to produce a quarterly report to be made public that incorporates actual expenditures, encumbrances, and revenues with the projected revenues and appropriations. The report also contains a projection of a year-end balance.

     The State Controller is required by general law to administer a comprehensive accounting system which will classify the transactions of State departments in accordance with the budget plan, to prescribe a uniform financial, accounting and cost accounting system for State departments and to approve all orders for disbursement of funds from the State treasury. In addition, the Controller is required to prepare monthly statements of receipts and disbursements in comparison with estimates of revenue and allotments of appropriations.

     The General Treasurer is responsible for the deposit of cash receipts; the payment of sums, as may be required from time to time and upon due authorization from the State Controller; and as Chair of the State Investment Commission, the investment of all monies in the State fund structure, as directed by the State Investment Commission. Major emphasis is placed by the General Treasurer on cash management in order to insure that there is adequate cash on hand to meet the obligations of the State as they arise.

     The General Treasurer is responsible for the investment of certain funds and accounts of the State on a day-to-day basis. The State treasury balance is determined daily. In addition, the General Treasurer is the custodian of certain other funds and accounts and, in conjunction with the State Investment Commission, invests the amounts on deposit in such funds and accounts, including but not limited to the State Employees' and Teachers' Retirement Trust Fund and the Municipal Employees' Retirement Trust Fund. The General Treasurer submits a report to the General Assembly at the close of each fiscal year on the performance of the State's investments.

     The Finance Committee of the House of Representatives is required by law to provide for a complete post-audit of the financial transactions and accounts of the State on an annual basis, which must be performed by the Auditor General, who is appointed by the Joint Committee on Legislative Affairs of the General Assembly. This post-audit is performed traditionally on the basis of financial statements prepared by the State Controller with specific attention to the violation of laws within the scope of the audit, illegal or improper expenditures or accounting procedures and recommendations for accounting and fiscal controls. The Auditor General is additionally directed to review annually all capital development programs of the State to determine: (a) the status of such programs; (b) whether funds are being properly expended; (c) completion dates; and (d) expended and unexpended fund balances. The Auditor General also has the power, when directed by the Joint Committee, to make post-audits and performance audits of all State and local public bodies or any private entity receiving State funds.

Revenues

     The State draws nearly all of its revenue from a series of non-property related taxes and excises, principally the personal income tax and general retail sales and use tax, from federal assistance payments and grant-in-aid, and from earnings and receipts from certain State-operated programs and facilities. The State additionally derives revenue from a variety of special purpose fees and charges that must be used for specific purposes as required by State law.

Rhode Island Economy

Population Characteristics

     Rhode Island's population in 1990 was 1,005,000. While the Rhode Island population did not change significantly between 1989 and 1993, it decreased by 0.6% between 1994 and 1996. Bureau of the Census estimates for 1996 show the Rhode Island population to be 990,225. In contrast, the total U.S. population increased by approximately 9.7% between 1980 and 1990, 3.4% between 1990 and 1993, and 2.9% between 1993 and 1996.

     Personal Income, Consumer Prices, and Poverty. Per capita personal income levels in Rhode Island have been consistent with those in the United States since 1970. In addition, Rhode Island has maintained a poverty rate below the national average. In 1997, 12.7% of the Rhode Island population was below the poverty line, while 13.3% of the population of the United States fell below the poverty line.

     Employment. Total employment levels in Rhode Island grew at a rate of 0.3% in 1996, 1.9% in 1997 and 1.8% in 1998. The only employment sector that did not grow in 1998 was manufacturing, which has experienced declining employment levels since 1985. The sector employing the greatest number of people in Rhode Island continues to be the service sector, which contributed approximately one-third of total non-agricultural employment in 1998.

     Economic Base and Performance. Rhode Island has a diversified economic base which includes traditional manufacturing, high technology, and service industries. A substantial portion of products produced by these and other sectors is exported. Like most other historically industrial states, Rhode Island has seen a shift in employment from labor-intensive manufacturing industries to technology and service-based industries.

     Human Resources. Skilled human capital is the foundation of economic strength in Rhode Island. It provides the basis for a technologically dynamic and industrially diverse regional economy. The Rhode Island population is well educated with 27.2% of its residents over the age of 25 having received at least an Associate's degree. In addition, per pupil spending on public elementary and secondary education in Rhode Island has been significantly higher than the national average since 1983. For the 1995-96 academic year Rhode Island spent 29% more per pupil than the national average.

Economy

     Composition of Employment. Between 1989 and 1991, total non-agricultural employment in Rhode Island declined 8.7%. The construction, manufacturing and trade sectors experienced the greatest decreases during this time. In 1993, 1994, and 1995, however, total non-agricultural employment increased by 1.3%, 1.0% and 1.4%, respectively. Employment levels increased in all sectors except manufacturing. The manufacturing sector has experienced employment declines in every year since 1984. The most rapid growth in 1997 came in the finance, insurance, and real-estate sector, which grew at a rate of 4.7%. Total non-agricultural employment increased by 3.5% between 1994 and 1997.

      The Rhode Island services sector, with 33.6% of the non-agricultural work force in 1997, is the largest employment sector in the Rhode Island economy, followed by wholesale and retail trade (21.9%), manufacturing (17.8%) and government employment (14.2%).

Economic Forecast

     This section describes the economic forecast used as input for the Revenue Estimating Conference's consensus estimate. The Revenue Estimating Conference incorporates a range of economic forecasts and economic information in making revenue estimates. During its May, 1999 meeting, forecasts were presented by Data Resources Inc. (DRI), Regional Financial Associates (RFA), and The New England Economic Project (NEEP). Current employment and labor force trends were also presented by the Department of Labor and Training.

     During the 1997-1998 legislative session, the statutes covering the Revenue Estimating Conference were amended. Beginning in fiscal year 1999, the statute requires that the principal members (the Budget Officer, the House Fiscal Adviser and the Senate Fiscal Adviser) " shall adopt a consensus forecast upon which to base revenue estimates."

     The economic outlook provided by the economists for Rhode Island was more optimistic than the November forecast revealed. RFA and DRI acknowledged the possibility that the positive impacts of the global economic crisis, such as low interest rates and low commodity prices (in particular oil prices) on the United States may have been underestimated in the past. Consumer confidence,(which translates into consumer spending) although subject to fluctuation, has remained quite strong. All three economists noted that consumer spending has been a major driving force in the economy of late. Also noteworthy is the fact that Rhode Island's household balance sheets are improving due to increasing home values.

     Although there was a small disparity among the forecasts, the principles adopted a forecast characterized by low consumer price inflation, continued employment growth, and continued personal income growth.

                        REVENUE ESTIMATES

     Revenue estimates are predicated upon the May Revenue Estimating conference, as well as changes to general revenues reflected in the fiscal year 1999 budget plan adopted by the Legislature and the fiscal year 2000 Appropriations Act. The Consensus Revenue Estimating Conference is required by legislation to convene at least twice annually to forecast general revenues for the current year and budget year, based on current law and collection trends, as well as the economic forecast.

Fiscal year 1999 Revenue Estimate

     The fiscal year 1999 estimate was revised downward by $1.4 million from the estimate adopted by the November Revenue Estimating Conference. This is a revision of negative 0.1% to the November estimate. The estimate includes adjustments adopted by the Revenue Estimating Conference and changes included in the FY 1999 budget plan adopted by the legislature for 1999. FY 1999 revenues were expected to be 2.0% greater than those collected in fiscal year 1998. Total taxes in fiscal year 1999 were expected to rise by 2.6% over the prior fiscal year, largely due to growth in personal income and sales taxes. Personal income taxes were expected to total $758.2 million in fiscal year 1999. Annual growth of 4.9%, or $35.4 million is expected. The income tax estimate included the second phase of the tax rate reduction (to 26.5% of federal liability) which became effective on January 1, 1999.

     Significant negative revisions were made to the several of the general business taxes. The business corporation tax was reduced by $7.5 million and was expected to yield total of $62.5 million for the year. Insurance taxes for also reduced by $7.6 million, with total anticipated collections of $33.7 million. Revisions in these taxes were made based on year to date collections, which reflect significant refunds. The insurance tax, which was based on gross premiums, was partially impacted by a rate reduction to automobile insurance premiums. Small increases were made to estimates for franchise taxes ($0.6 million) and public utility gross earnings taxes ($1.2 million) for total expected collections of $7.9 million and $63.5 million, respectively. The November estimates for taxes on financial institutions,(negative $0.8 million) bank deposits (negative $0.9 million) and health-care providers ($24.2 million) were unchanged.

     Expected sales tax collections remained at $565.0 million, or 6.5% annual growth. Motor vehicle taxes are expected to yield $41.4 million, and motor fuel taxes are expected to yield $850,000. Alcohol tax collections are expected to grow by 4.8 % over the year, for total of $9.0 million. The cigarette tax estimate was dramatically reduced (by $4.1 million) from the November estimate. Immediately following the tobacco settlement, which was announced in late November of 1998, tobacco manufacturers instituted a price increase which has had a negative effect on consumption. Total collections of $62.0 million are expected or a decrease of 3.4% from fiscal year 1998. Gains were expected in the "Other Taxes" category. Inheritance taxes were increased by $3.0 million, for an expected total of $30.0 million. Racing and athletics and realty transfer taxes are expected to garner $5.9 million, and $2.5 million, respectively.

     Departmental receipts, which include licenses and fees, fines and penalties, sales and services, and miscellaneous revenues collected by individual departments, are expected to total $196.2 million in the current fiscal year. The total reflects an increase of $5.0 million, due in large part to
substantial gains   in income on investments.

     The gas tax transfer to the general fund was increased by $0.3 million for total of $20.5 million. Lottery receipts are expected to garner $133.5 million. The revised estimate reflects an increase of $11.7 million to the November estimate, or annual growth of 16.0%, due to strong year to date receipts. Unclaimed property receipts are expected to total $4.5 million.

     "Other Miscellaneous" receipts were expected to total $14.5 million. The final estimate was $6,552,419 lower than the November estimate in large part due to the expectation that the estimated $6.0 million in employee medical recovery is not likely to occur until fiscal year 2000; originally the $6.0 million recovery was expected to occur in fiscal year 1999. The components in this category include: airport lease payments ($3.2 million); airport lease offsets for underground storage tank remediation (negative $1.9 million); addendum to the airport lease contract (negative $0.1 million); earnings on bond proceeds ($7.5 million); Blue Cross Settlement ($0.5 million); interyear adjustments ($1.3 million); and Resource Recovery Corporation transfer to the general fund ($4.0 million).

Fiscal year 2000 Revenue Estimate

     Fiscal year 2000 revenues are expected to be 4.7% greater than those collected in fiscal year 1999. The May estimate for the budget year was revised upward by $100.4 million from the November 1998 estimate. The substantial increase is due in large part to the inclusion of tobacco settlement proceeds of $63.9 million and increased lottery transfers which are expected to total $146.4 million.

     Total taxes in fiscal year 2000 are expected to rise by 4.1% over the prior fiscal year, largely due to growth in personal income and sales taxes. Personal income taxes are expected to total $787.5 million in fiscal year 1999. Annual growth of 3.9%, or $29.3 million is expected. The income tax estimate includes the third phase of the tax reduction (to 26.0% of federal liability) which will become effective on January 1, 2000. Large negative revisions were also made in the budget year to the business corporations and insurance taxes, reflecting fiscal year 1999 collection experience. The business corporation tax was reduced by $7.5 million and is expected to yield total of $63.3 million for the year. Insurance taxes were revised downward by $6.1 million, with total anticipated collections of $35.5 million.

     Increases consistent with those made to the fiscal year 1999 estimate for franchise taxes($0.6 million) and public utility gross earnings taxes ($1.2 million) were made to fiscal year 2000, for total expected collections of $7.9 million and $63.5 million respectively. The November estimates for taxes on financial institutions, bank deposits, and health care providers were unchanged, with respective collections of $7.0 million, $0.7 million, and $24.9 million.

     The sales tax estimate for fiscal year 2000 was increased by $9.5 million, anticipating an annual increase of $28.5 million, or growth of 5.0 %. Total collections are expected to reach $593.5 million. Motor vehicle taxes are expected the yield $41.8 million, and motor fuel taxes are expected to yield $850,000. Alcohol tax collections are expected to remain at the fiscal year 1999 level of $9.0 million.

     Cigarette tax collections are expected to further declined by $2.2 million or 3.5 %, due to a continued decline consumption.
Total collections of $59.8 billion are expected in the budget year.

     Inheritance tax and racing and athletics tax collections are expected to remain at fiscal year 1999 levels of $30.0 million and $5.9 million, respectively. Realty transfer taxes are estimated to total $2.1 million, or an annual decline of 16%. The fiscal year 1999 Appropriations Act included a provision whereby local communities would retain all realty transfer taxes, except for the distressed community portion, which is remitted to the state, effective in fiscal year 1999. The fiscal year 2000 estimate reflects this change, which is based on the fiscal year 1999 estimate, adjusted for collections timing issues and small anticipated growth. Departmental receipts are expected to total $153.2 million in fiscal year 2000. The total reflects a decrease of $43.0 million, due to the sunset of the hospital license fee, ($37.4 million) conversion of inspection sticker fees to restricted receipts, ($4.4 million) and fewer gains in income on investments ($1.0 million).

     The gas tax transfer to the general fund was increased by $0.2 million from November 1998 estimate and is expected to garner $16,135,000. The fiscal year 2000 estimate is based upon an annual decrease of $4,412,000, due to the transfer of the value of one additional cent of the total gasoline tax to the Department of Transportation. The fiscal year 2000 estimate for lottery transfers was increased to $146.4 million, or annual growth of 9.7%. Unclaimed property receipts are expected to remain unchanged from those collected in fiscal year 1999, or a total of $4.5 million.

     "Other Miscellaneous" receipts are expected to total $76.5 million. The current estimate reflects an increase of $71.8 million from the November estimate. Most of the difference is attributable to inclusion of $63.9 million in the proceeds from the tobacco settlement. Additionally, $6.0 million in employee medical recovery is expected to be received fiscal year 2000 rather than fiscal year 1999. Other components of this category include the airport lease payment ($3.3 million); anticipated reimbursement from the Underground Storage Tank Fund for airport and state tank expenditures ($1.5 million and $0.5 million respectively); an anticipated adjustment to the airport lease settlement (negative $0.1 million); and interyear adjustments ($1.3 million). Earnings on bond proceeds, estimated at $6.0 million in fiscal year 2000, will no longer be included in this category as general revenues, but rather will be deposited into a sinking fund for debt defeasance in accordance with the provisions of the fiscal year 1999 Appropriations Act.

                          FUND POLICIES

Investment Restrictions

     The Fund has a number of policies concerning what it can and cannot do. Those that are called fundamental policies cannot be changed unless the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares vote to change them. Under the 1940 Act, the vote of the holders of a "majority" of the Fund's outstanding shares means the vote of the holders of the lesser of (a) 67% or more of the Fund's shares present at a meeting or represented by proxy if the holders of more than 50% of its shares are so present or represented; or (b) more than 50% of the Fund's outstanding shares. Those fundamental policies not set forth in the Prospectus are set forth below:

1. The Fund invests only in certain limited securities.

     The Fund cannot buy any securities other than the Rhode Island Obligations (discussed under "Investment of the Fund's Assets" in the Prospectus and in "Investment Strategies and Risks" in the SAI)). Therefore the Fund cannot buy any voting securities, any commodities or commodity contracts, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof.

     The Fund cannot purchase or hold the securities of any issuer if, to its knowledge, any Trustee, Director or officer of the Fund or its Manager or Sub-Adviser individually owns beneficially more than 0.5% of the securities of that issuer and all such Trustees, Directors and officers together own in the aggregate more than 5% of such securities.

     The Fund cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

 2. The Fund does not buy for control.

     The Fund cannot invest for the purpose of exercising control or management of other companies.

3. The Fund does not sell securities it does not own or borrow from brokers to buy securities.

     Thus, it cannot sell short or buy on margin.

4. The Fund is not an underwriter.

     The Fund cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Fund has industry investment requirements.

     The Fund cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry. The Fund will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Fund cannot make loans.

     The Fund can buy those Rhode Island Obligations which it is permitted to buy (see "Investment of the Fund's Assets"); this is investing, not making a loan. The Fund cannot lend its portfolio securities.

7. The Fund can borrow only in limited amounts for special purposes.

     The Fund can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. Interest on borrowings would reduce the Fund's income.

     Except in connection with borrowings, the Fund will not issue senior securities.

     The Fund will not purchase any Rhode Island Obligations while it has any outstanding borrowings which exceed 5% of the value of its total assets.

     As a fundamental policy, at least 80% of the Fund's net assets will be invested in Rhode Island Obligations the income paid upon which will not be subject to the alternative minimum tax; accordingly, the Fund can invest up to 20% of its net assets in obligations which are subject to the Federal alternative minimum tax.

                     MANAGEMENT OF THE FUND

The Board of Trustees

     The business and affairs of the Fund are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Fund's operations, including approval of the advisory and sub-advisory agreements and their annual renewal, the contracts with all other service providers and payments under the Fund's Distribution Plan and Shareholder Services Plan.

Trustees and Officers

     The Trustees and officers of the Fund, their ages, their affiliations, if any, with the Manager or the Distributor and their principal occupations during at least the past five years are set forth below. None of the Trustees or officers of the Fund is affiliated with the Sub-Adviser. Mr. Herrmann is an interested person of the Fund as that term is defined in the Investment Company Act of 1940 (the "1940 Act") as an officer of the Fund and a director, officer and shareholder of the Manager and the Distributor. Mr. Duffy is an interested person as a director of the Sub-Adviser. They are so designated by an asterisk.

     Described in the following material are the name, positions with the Fund, age and business experience during at least the past five years (other than with the Fund) of each Trustee and all officers of the Fund.

(1)                           (2)            (3)
Name, Address, Age       Positions(s)   Principal
                         Held with      Occupation(s)
                         Fund           During
                                        Past 5 Years

Lacy B. Herrmann*        Chairman  Founder and Chairman of
380 Madison Avenue       of the    the Board of Aquila
New York, New York       Board of  Management Corporation,
10017                    Trustees  the sponsoring organization
Age: 70                            and Manager or Administrator
                                   and/or Adviser or Sub-Adviser
                                   to the Aquila Money Market
                                   Funds, the Aquila Bond Funds
                                   and the Aquila Equity Funds,
                                   and Founder, Chairman of the
                                   Board of Trustees and
                                   (currently or until 1998)
                                   President of each since its
                                   establishment, beginning in
                                   1984; Director, of Aquila
                                   Distributors, Inc.,
                                   distributor of the above
                                   funds, since 1981 and formerly
                                   Vice President or Secretary,
                                   1981-1998; President and a
                                   Director of STCM Management
                                   Company, Inc., sponsor and
                                   sub-adviser to CCMT; Founder
                                   and Chairman of several other
                                   money market funds; Director
                                   or Trustee of OCC Cash
                                   Reserves, Inc. and Quest For
                                   Value Accumulation Trust, and
                                   Director or Trustee of
                                   Oppenheimer Quest Value Fund,
                                   Inc., Oppenheimer Quest Global
                                   Value Fund, Inc. and
                                   Oppenheimer Rochester Group of
                                   Funds, each of which is an
                                   open-end investment company;
                                   Trustee of Brown University,
                                   1990-1996 and currently
                                   Trustee Emeritus; actively
                                   involved for many years in
                                   leadership roles with
                                   university, school and
                                   charitable organizations.


Vernon R. Alden          Trustee   Director of Sonesta
20 Park Plaza, Suite 1010          International Hotels
Boston, Massachusetts              Corporation Boston, 02116
                         Massachusetts and
Age: 76                            Independent General Partner of
                                   the Merrill Lynch-Lee Funds;
                                   Former Director of
                                   Colgate-Palmolive Company,
                                   Digital Equipment Corporation,
                                   Intermet Corporation, The
                                   McGraw Hill and The Mead
                                   Corporation; Chairman of the
                                   Board and Executive Committee
                                   of The Boston Company, Inc., a
                                   financial services company,
                                   1969-1978; Trustee of Tax-Free
                                   Trust of Oregon since 1988, of
                                   Hawaiian Tax-Free Trust,
                                   Pacific Capital Cash Assets
                                   Trust, Pacific Capital
                                   Tax-Free Cash Assets Trust and
                                   Pacific Capital U.S.
                                   Government Securities Cash
                                   Assets Trust since 1989, of
                                   Cascades Cash Fund, 1989-1994,
                                   of Narragansett Insured
                                   Tax-Free Income Fund (this
                                   Fund) since 1992, and of
                                   Aquila Cascadia Equity Fund
                                   since 1996; Associate Dean and
                                   member of the faculty of
                                   Harvard University Graduate
                                   School of Business
                                   Administration, 1951-1962;
                                   member of the faculty and
                                   Program Director of Harvard
                                   Business School - University
                                   of Hawaii Advanced Management
                                   Program, summer of 1959 and
                                   1960; President of Ohio
                                   University, 1962-1969;
                                   Chairman of The Japan Society
                                   of Boston, Inc., and member of
                                   several Japan-related advisory
                                   councils; Chairman of the
                                   Massachusetts Business
                                   Development Council and the
                                   Massachusetts Foreign Business
                                   Council, 1978-1983; Trustee
                                   Emeritus, Boston Symphony
                                   Orchestra; Chairman of the
                                   Massachusetts Council on the
                                   Arts and Humanities,
                                   1972-1984; Member of the Board
                                   of Fellows of Brown
                                   University, 1969-1986; Trustee
                                   of various other cultural and
                                   educational organizations;
                                   Honorary Consul General of the
                                   Royal Kingdom of Thailand;
                                   Received Decorations from the
                                   Emperor of Japan (1986) and
                                   the King of Thailand (1996 and
                                   1997).

Paul Y. Clinton          Trustee   Principal of Clinton
39 Blossom Avenue                  Management Associates,
Osterville, MA                     a financial and venture
02655                              capital consulting firm;
Age: 68                            formerly Director of External
                                   Affairs of Kravco Corporation,
                                   a national real estate owner
                                   and developer, 1984-1995;
                                   formerly President of Essex
                                   Management Corporation, a
                                   management and financial
                                   consulting company, 1979-1983;
                                   Trustee of Capital Cash
                                   Management Trust since 1979,
                                   of Narragansett Insured
                                   Tax-Free Income Fund (this
                                   Fund) since 1996 and of Prime
                                   Cash Fund (which is inactive),
                                   since 1993; Trustee of Short
                                   Term Asset Reserves 1984-1996;
                                   general partner of Capital
                                   Growth Fund, a venture capital
                                   partnership, 1979-1982;
                                   President of Geneve Corp., a
                                   venture capital fund,
                                   1970-1978; formerly Chairman
                                   of Woodland Capital Corp., a
                                   small business investment
                                   company; formerly Vice
                                   President, W.R. Grace & Co;
                                   Director or Trustee of OCC
                                   Cash Reserves, Inc.,
                                   Oppenheimer Quest Global Value
                                   Fund, Inc., Oppenheimer Quest
                                   Value Fund, Inc., and Trustee
                                   of Quest For Value
                                   Accumulation Trust, and of the
                                   Rochester Group of Funds, each
                                   of which is an open-end
                                   investment company.

David A. Duffy*     Trustee        Trustee of Narragansett
36 Reliance Drive                  Insured Tax-Free Income
Poppasquash Point, Bristol         Fund since 1995.
Rhode Island 02809                 President, Duffy & Shanley,
Age: 59                            Inc., an advertising,
                                   marketing and public relations
                                   firm since 1973; Director of
                                   Citizens Bank of Rhode Island
                                   since 1999; National Chairman
                                   of the National Conference for
                                   Community and  Justice
                                   (formerly the National
                                   Conference of Christians and
                                   Jews); Vice Chairman of the
                                   Providence College Board of
                                   Trustees and Chairman of the
                                   College's President's Council;
                                   Past Chair and current member
                                   of the Executive Committee of
                                   the Greater Providence Chamber
                                   of Commerce; past Chair of the
                                   Rhode Island Sports Council;
                                   past Chair of the Rhode Island
                                   Public Telecommunications
                                   Authority; and many other
                                   civic and non-profit
                                   organizations.  He has been
                                   the recipient of numerous
                                   awards for public service.  He
                                   served with the U.S. Army.


William J. Nightingale   Trustee   Chairman and founder
1266 East Main Street              (1975) and Senior Advisor
Stamford, Connecticut              since 1995 of Nightingale &
06902                              Associates, L.L.C., a
Age: 69                            general management consulting
                                   firm focusing on interim
                                   management, divestitures,
                                   turnaround of troubled
                                   companies, corporate
                                   restructuring and financial
                                   advisory services; President,
                                   Chief Executive Officer and
                                   Director of Bali Company,
                                   Inc., a manufacturer of
                                   women's apparel, which became
                                   a subsidiary of Hanes
                                   Corporation, 1970-1975; prior
                                   to that, Vice President and
                                   Chief Financial Officer of
                                   Hanes Corporation after being
                                   Vice President-Corporate
                                   Development and Planning of
                                   that company, 1968-1970;
                                   formerly Senior Associate of
                                   Booz, Allen & Hamilton,
                                   management consultants, after
                                   having been Marketing Manager
                                   with General Mills, Inc.;
                                   Trustee of Narragansett
                                   Insured Tax-Free Income Fund
                                   (this Fund) since 1992 and of
                                   Churchill Cash Reserves Trust
                                   and Churchill Tax-Free Fund of
                                   Kentucky since 1993; Director
                                   of Kasper A.S.L. Ltd., an
                                   apparel company, since 1997,
                                   of Ring's End, Inc., a
                                   building materials and
                                   construction company, since
                                   1989, and of Furr's/Bishop's
                                   Inc., operator of a chain of
                                   restaurants, since 1998.

J. William Weeks    Trustee        Trustee of Narragansett
380 Madison Avenue                 Insured Tax-Free Income
New York, New York 10017           Fund and of Tax
Age: 72                            -Free Fund of Colorado since
                                   1995; Senior Vice President of
                                   Tax-Free Fund of Colorado and
                                   Narragansett Insured Tax-Free
                                   Income Fund (this Fund),
                                   1992-1995; Vice President of
                                   Hawaiian Tax-Free Trust,
                                   Tax-Free Trust of Arizona,
                                   Tax-Free Trust of Oregon and
                                   Churchill Tax-Free Fund of
                                   Kentucky, 1990-1995; Senior
                                   Vice President or Vice
                                   President of the Bond and
                                   Equity Funds and Vice
                                   President of Short Term Asset
                                   Reserves and Pacific Capital
                                   Cash Assets Trust, 1984-1988;
                                   President and Director of
                                   Weeks & Co., Inc.,  financial
                                   consultants, 1978-1988;
                                   limited partner and investor
                                   in various real estate
                                   partnerships since 1988;
                                   Partner of Alex. Brown & Sons,
                                   investment bankers, 1966-1976;
                                   Vice President of Finance and
                                   Assistant to the President of
                                   Howard Johnson Company, a
                                   restaurant and motor lodge
                                   chain, 1961-1966; formerly
                                   with Blyth & Co., Inc.,
                                   investment bankers.

Diana P. Herrmann   President      President and Chief
380 Madison Avenue                 Operating Officer of the
New York, New York                 Manager since 1997,
10017                              a Director since 1984,
Age: 41                            Secretary since 1986 and
                                   previously its Executive Vice
                                   President, Senior Vice
                                   President or Vice President,
                                   1986-1997; President of
                                   various Aquila Bond and
                                   Money-Market Funds since 1998;
                                   Assistant Vice President, Vice
                                   President, Senior Vice
                                   President or Executive Vice
                                   President of Aquila
                                   Money-Market, Bond and Equity
                                   Funds since 1986; Trustee of a
                                   number of Aquila Money-Market,
                                   Bond and Equity Funds since
                                   1995;  Trustee of Reserve
                                   Money-Market Funds since 1999
                                   and Reserve Private Equity
                                   Series since 1998; Assistant
                                   Vice President and formerly
                                   Loan Officer of European
                                   American Bank, 1981-1986;
                                   daughter of the Fund's
                                   Chairman; Trustee of the
                                   Leopold Schepp Foundation
                                   (academic scholarships) since
                                   1995; actively involved in
                                   mutual fund and trade
                                   associations and in college
                                   and other volunteer
                                   organizations.


Stephen J. Caridi   Senior         Vice President of the
380 Madison Avenue  Vice           Distributor since 1995,
New York, New York  President      Assistant Vice
10017                              President, 1988-1995,
Age: 38                            Marketing Associate,
                                   1986-1988; Vice President of
                                   Hawaiian Tax-Free Trust since
                                   1998; Senior Vice President of
                                   Narragansett Insured Tax-Free
                                   Income Fund (this Fund) since
                                   1998, Vice President since
                                   1996; Assistant Vice President
                                   of Tax-Free Fund For Utah
                                   since 1993; Mutual Funds
                                   Coordinator of Prudential
                                   Bache Securities, 1984-1986;
                                   Account Representative of
                                   Astoria Federal Savings and
                                   Loan Association, 1979-1984.

Rose F. Marotta     Chief          Chief Financial Officer
380 Madison Avenue, Financial      of the Aquila Money-
New York, New York  Officer        Market, Bond and Equity
10017                              Funds since 1991 and
Age: 75                            Treasurer, 1981-1991; formerly
                                   Treasurer of the predecessor
                                   of CCMT; Treasurer and
                                   Director of STCM Management
                                   Company, Inc., since 1974;
                                   Treasurer of Trinity Liquid
                                   Assets Trust, 1982-1986 and of
                                   Oxford Cash Management Fund,
                                   1982-1988; Treasurer of InCap
                                   Management Corporation since
                                   1982, of the Manager since
                                   1984 and of the Distributor
                                   since 1985.


Richard F. West     Treasurer      Treasurer of the Aquila
380 Madison Avenue                 Money-Market, Bond
New York, New York 10017           and Equity Funds and
Age: 63                            of Aquila Distributors,
                                   Inc. since 1992; Associate
                                   Director of Furman Selz
                                   Incorporated, 1991-1992; Vice
                                   President of Scudder, Stevens
                                   & Clark, Inc. and Treasurer of
                                   Scudder Institutional Funds,
                                   1989-1991; Vice President of
                                   Lazard Freres Institutional
                                   Funds Group, Treasurer of
                                   Lazard Freres Group of
                                   Investment Companies and HT
                                   Insight Funds, Inc.,
                                   1986-1988; Vice President of
                                   Lehman Management Co., Inc.
                                   and Assistant Treasurer of
                                   Lehman Money Market Funds,
                                   1981-1985; Controller of
                                   Seligman Group of Investment
                                   Companies, 1960-1980.

Edward M. W. Hines  Secretary      Partner of Hollyer Brady
551 Fifth Avenue                   Smith Troxell Barrett
New York, New York 10176           Rockett Hines & Mone
Age: 59                            LLP, attorneys, since
                                   1989 and counsel, 1987-1989;
                                   Secretary of the Aquila
                                   Money-Market, Bond and Equity
                                   Funds since 1982; Secretary of
                                   Trinity Liquid Assets Trust,
                                   1982-1985 and Trustee of that
                                   Trust, 1985-1986; Secretary of
                                   Oxford Cash Management Fund,
                                   1982-1988.

John M. Herndon     Vice           Assistant Secretary of
380 Madison Avenue  President,     the Aquila Money-Market,
New York, New York  Assistant      Bond and Equity Funds
  10017             Secretary      since 1995 and Vice
Age: 59                            President of the Aquila
                                   Money-Market Funds since 1990;
                                   Vice President of the Manager
                                   since 1990; Investment
                                   Services Consultant and Bank
                                   Services Executive of Wright
                                   Investors' Service, a
                                   registered investment adviser,
                                   1983-1989; Member of the
                                   American Finance Association,
                                   the Western Finance
                                   Association and the Society of
                                   Quantitative Analysts.

     The Fund does not currently pay fees to any of the Fund's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended June 30, 1999, the Fund paid a total of $37,709 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Fund to its Trustees.

     The Fund is one of the 14 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money market funds and equity funds. The following table lists the compensation of all Trustees who received compensation from the Fund and the compensation they received during the Fund's fiscal year from other funds in the Aquilasm Group of Funds. None of such Trustees has any pension or retirement benefits from the Fund or any of the other funds in the Aquila group.

                              Compensation        Number of
                              from all funds      boards on which
               Compensation   in the              the Trustee
Name           from the Fund  Aquilasm Group      now serves
[S]                 [C]            [C]                 [C]

Vernon R. Alden     $4,026              $51,802             7

Paul Y. Clinton     $4,684              $7,050              2

David A. Duffy      $3,500              $3,500              1

William J.
Nightingale         $4,461              $15,060             3

J. William Weeks    $6,238              $14,458             2


                    OWNERSHIP OF SECURITIES

     On August 6, 1999, National Financial Services Corp., 200 Liberty Street, New York, NY 10281 held of record 1,048,937 Class A Shares (16% of the class) and 181,205 Class Y Shares (43.8% of the class); Merrill Lynch, Pierce, Fenner & Smith, Inc., 4800 Deer Lake Drive, East, Jacksonville, FL held of record 510,396 Class A Shares (7.9% of the class) and 46,883 Class C Shares (11.3% of the class); Corelink Financial Inc., P.O. Box 4054, Concord, CA 94524 held of record 831,500 Class A Shares (12.7% of the Class) and 190,608 Class C Shares (45.9% of the Class); Donaldson Lufkin Jenrette Securities Corporation, P.O. Box 2052, Jersey City, NJ held of record 48,943 Class C Shares (11.8% of the class) and Citizens Bank, 870 westminster Street, providence, RI held of record 200,714 Class Y Shares (48.5% of the class); Perry Baker & Co., Washington Trust Co., Westerly, RI held of record 7,590 Class I Shares (100% of the class). On the basis of information received from the holders, the Fund's management believes that all of the shares indicated are held for the benefit of clients. Mark S. Mandell, Park Row, Providence, RI held of record 25,066 Class C Shares (6.0% of the class). The Fund's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

     As of the date of this SAI, all of the Trustees and officers as a group owned less than 1% of its outstanding shares.

             INVESTMENT ADVISORY AND OTHER SERVICES

Information about the Sub-Adviser, the Manager and the Distributor

Management Fees

     During the fiscal years ended June 30, 1999, 1998 and 1997 the Fund incurred Management fees as follows. During the periods indicated, the following management arrangements were in effect:

November 17, 1997 through June 30, 1999: current arrangements.

Prior to November 17, 1997, the Manager was the administrator and the sub-adviser was the adviser under agreements then in effect.

          Manager        Other

1999      $322,451(1)

1998      $46,426(2)     $39,548(2)
          $160,215(3)

1997      $92,236(4)     $108,154(4)

(1) $266,429 was waived; in addition, the Manager reimbursed expenses in the amount of $84,848.

(2) Accrued under former administration and advisory agreements in effect until November 17, 1997, to the manager and former adviser, of which all and $30,951, respectively, was waived.

(3) Accrued under Advisory and Administration agreement, of which $144,191 was waived. In addition, the Manager reimbursed expenses in the amount of $195,380.

(4) Accrued to the Manager and sub-adviser under administration and advisory agreements then in effect, of which $72,100 and $84,117, respectively, was waived. In addition the Manager reimbursed expenses in the amount of $251,853.

     Aquila Distributors, Inc. 380 Madison Avenue, Suite 2300, New York, NY 10017 is the Fund's Distributer. The Distributor currently handles the distribution of the shares of fourteen funds (five money market funds, seven tax-free municipal bond funds and two equity funds), including the Fund. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

     The shares of the Distributor are owned 72% by Mr. Herrmann and other members of his immediate family, 24% by Diana P.
Herrmann and the balance by an officer of the Distributor.

The Advisory and Administration Agreement

     The Advisory and Administration Agreement provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall:

     (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

     (ii) determine what securities shall be purchased or sold by the Fund;

     (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

     (iv) at its expense provide for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, provide for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund.

     The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization ("Sub-Adviser"), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the "Sub-Advisory Agreement") approved as provided in Section 15 of the Investment Company Act of 1940. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement also provides that subject to the direction and control of the Board of Trustees of the Fund, the Manager shall provide all administrative services to the Fund other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Fund under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

     (i) provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Fund;

     (ii) oversee all relationships between the Fund and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Fund and for the sale, servicing or redemption of the Fund's shares;

     (iii) either keep the accounting records of the Fund, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Fund's portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Fund;

     (iv) maintain the Fund's books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Fund's shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Fund;

     (v) prepare, on behalf of the Fund and at the Fund's expense, such applications and reports as may be necessary to register or maintain the registration of the Fund and/or its shares under the securities or "Blue-Sky" laws of all such jurisdictions as may be required from time to time;

     (vi) respond to any inquiries or other communications of shareholders of the Fund and broker-dealers, or if any such inquiry or communication is more properly to be responded to by the Fund's shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent's or distributor's response thereto.

     The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

     The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Fund who are affiliated persons of the Manager.

     The Fund bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any Sub-Adviser shall be paid by the Fund, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; and
(xi) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations for which the Fund may have to indemnify its officers and Trustees.

     The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Fund sixty days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Manager sixty days' written notice (which notice may be waived by the Manager), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Fund outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Fund as of the close of business each business day shall be reduced to the annual rate of 0.26 of 1% of such net asset value.

The Sub-Advisory Agreement

     The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser's expense for pricing of the Fund's portfolio daily using a pricing service or other source of pricing information satisfactory to the Fund and, unless otherwise directed by the Board of Trustees, for pricing of the Fund's portfolio at least quarterly using another such source satisfactory to the Fund. The Sub-Advisory Agreement states that the Sub-Adviser shall, at its expense, provide to the Fund all office space and facilities, equipment and clerical personnel necessary for the carrying out of the Sub-Adviser's duties under the Sub-Advisory Agreement.

     The Sub-Advisory Agreement provides that any investment program furnished by the Sub-Adviser shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the Investment Company Act of 1940 (the "Act") and any rules or regulations in force thereunder; (2) any other applicable laws, rules and regulations; (3) the Declaration of Trust and By-Laws of the Fund as amended from time to time; (4) any policies and determinations of the Board of Trustees of the Fund; and (5) the fundamental policies of the Fund, as reflected in its registration statement under the Act or as amended by the shareholders of the Fund.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall give to the Manager, as defined therein, and to the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Sub-Adviser shall not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon (i) its own investigation and research or (ii) investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith by the Sub-Adviser. Nothing therein contained shall, however, be construed to protect the Sub-Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

     The Sub-Advisory Agreement provides that nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under the Agreement. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall promptly inform the Fund as to any information concerning the Sub-Adviser appropriate for inclusion in such Registration Statement, or as to any transaction or proposed transaction which might result in an assignment (as defined in the Act) of the Agreement. To the extent that the Manager is indemnified under the Fund's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

     The Sub-Advisory Agreement provides that in connection with its duties to arrange for the purchase and sale of the Fund's portfolio securities, the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

     During the fiscal years ended June 30, 1999, 1998 and 1997 all of the Fund's transactions were principal transactions and no brokerage commissions were paid.

     The Sub-Advisory Agreement provides that the Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Fund as are required by applicable law and regulation, and agrees that all records which it maintains for the Fund on behalf of the Manager shall be the property of the Fund and shall be surrendered promptly to the Fund or the Manager upon request. The Sub-Adviser agrees to furnish to the Manager and to the Board of Trustees of the Fund such periodic and special reports as each may reasonably request.

     The Sub-Advisory Agreement provides that the Sub-Adviser shall bear all of the expenses it incurs in fulfilling its obligations under the Agreement. In particular, but without limiting the generality of the foregoing: the Sub-Adviser shall furnish the Fund, at the Sub-Adviser's expense, all office space, facilities, equipment and clerical personnel necessary for carrying out its duties under the Agreement. The Sub-Adviser shall supply, or cause to be supplied, to any investment adviser, administrator or principal underwriter of the Fund all necessary financial information in connection with such adviser's, administrator's or principal underwriter's duties under any agreement between such adviser, administrator or principal underwriter and the Fund. The Sub-Adviser will also pay all compensation of the Fund's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

     The Sub-Advisory Agreement became effective on May 1, 1998 and provides that it shall, unless terminated as therein provided, continue in effect until the June 30 next preceding the first anniversary of the effective date of the Agreement, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually (1) by a vote of the Fund's Board of Trustees, including a vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

     The Sub-Advisory Agreement provides that it may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Fund sixty days' written notice (which notice may be waived). It may be terminated by the Manager or the Fund at any time without penalty upon giving the Sub-Adviser sixty days' written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Fund shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the Act) or the termination of the Investment Advisory Agreement. The Sub-Adviser agrees that it will not exercise its termination rights for at least three years from the effective date of the Agreement, except for regulatory reasons.

Glass-Steagall Act and Certain Other Banking Laws

     Citizens Bank of Rhode Island ("Citizens Bank") is a trust company organized under the laws of the state of Rhode Island and a subsidiary of Citizens Financial Group, Inc. ("CFG") a registered bank holding company. Therefore, it is subject to applicable state and federal banking laws and regulations. Federal banking laws and regulations presently prohibit a bank holding company or affiliate from sponsoring, organizing or controlling a registered, open-end investment company continuously engaged in the issuance of its shares, and generally from underwriting, selling or distributing securities, such as shares of the Fund.

     Citizens Bank believes that it may perform advisory services for the Fund, with certain restrictions as enumerated below, without violating state or federal banking laws and regulations relating to the permissible activities of a trust company and subsidiaries and affiliates of a bank holding company. Regulation Y also prohibits a bank holding company and its subsidiaries from engaging, directly or indirectly in the issue, flotation, underwriting, public sale or distribution of securities of any investment company for which it acts as investment adviser. The conduct of securities brokerage activities by a bank holding company or its subsidiaries, when conducted in combination with investment advisory activities, is not deemed to be underwriting, public sale or distribution of securities. Citizens Bank may therefore act as agent and act upon the order and for the account of the brokerage customers to purchase or sell shares of the Fund. Citizens Bank may also recommend to its brokerage customers the purchase of shares of the Fund and may mail the Fund's prospectus to existing brokerage customers. The Sub-Adviser shall not, however, make unsolicited mailings to the general public who are not existing customers.

     Citizens Bank must comply with the provisions of Regulation Y (and the interpretations thereof) of the Board of Governors of the Federal Reserve System that specify the terms on which a subsidiary of a bank holding company may serve as investment adviser to an open-end investment company. Among the restrictions imposed by the Board of Governors are that the Citizens Bank may not purchase shares of the Fund for its own account or for discretionary accounts managed by it, extend credit to the Fund or accept securities of the Fund as collateral for a loan whose purpose is to purchase securities of the Fund.

     Changes in federal or state banking laws and regulations related to the permissible activities of a trust company or subsidiaries and affiliates of a bank holding company, as well as judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent the Sub-Adviser from continuing to serve as investment adviser to the Fund or could restrict the services which Citizens Bank is permitted to perform for the Fund.

     In the event that the Citizens Bank is prohibited from acting as the Fund's investment adviser, it is probable that the Board of Trustees of the Fund or the Manager would either recommend to the shareholders the selection of another qualified adviser or sub-adviser or, if that course of action appeared impractical, that the Fund be liquidated.

Underwriting Commissions

     During the fiscal years ended June 30, 1999, 1998 and 1997 the aggregate dollar amount of sales charges on sales of shares in the Fund was $442,757, $333,676 and $260,616, respectively, and the amount retained by the Distributor was $40,780, $22,582 and $2,677, respectively.

     In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, "Commissions"), in amounts that vary with the size of the sales charge as follows:

     Sales Charge as
     Percentage               Commissions
     of Public                as Percentage
     Offering                 of Offering
     Price                    Price

     4.00%                    3.00%
     3.75%                    3.00%
     3.50%                    2.75%
     3.25%                    2.75%
     3.00%                    2.50%
     2.50%                    2.25%

Distribution Plan

     The Fund's Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

Provisions Relating to Class A Shares  (Part I)

     At the date of the SAI, most of the outstanding shares of the Fund would be considered Qualified Holdings of various broker-dealers unaffiliated with the Manager, Sub-Adviser or Distributor. The Distributor will consider shares which are not Qualified Holdings of such unrelated broker-dealers to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

     Part I of the Plan applies only to the Front-Payment Class
Shares ("Class A Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part I of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part I ("Class A Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class A Permitted Payments") to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Fund represented by the Front-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Front-Payment Class Shares.

     The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part I is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level- Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares.
Part I has continued, and will, unless terminated as hereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part I applies. Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class A Plan Agreements entered into thereafter.

Provisions relating to Class C Shares (Part II)

     Part II of the Plan applies only to the Level-Payment Shares
Class ("Class C Shares") of the Fund (regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part II of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part II ("Class C Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Level- Payment Class Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level- Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class C Permitted Payments") to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Fund represented by the Level- Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part II is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Level- Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part II applies. Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class C Plan Agreements entered into thereafter.

Provisions relating to Class I Shares (Part III)

     Part III of the Plan applies only to the Financial
Intermediary Class Shares ("Class I Shares") of the Fund
(regardless of whether such class is so designated or is redesignated by some other name).

     As used in Part III of the Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to any principal underwriter of the Fund, with which the Fund or the Distributor has entered into written agreements in connection with Part III ("Class I Plan Agreements") and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Fund's Class I Shares or servicing of shareholder accounts with respect to such shares. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Class I Permitted Payments") to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), at a rate fixed for time to time by the Board of Trustees, initially 0.10 of 1% of the average annual net assets of the Fund represented by the Class I Shares, but not more than
0.25 of 1% of such assets. Such payments shall be made only out of the Fund's assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient;
(b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Fund, proxy statements, annual reports, updating prospectuses and other communications from the Fund to its shareholders; receiving, tabulating and transmitting to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and providing such other related services as the Distributor or a shareholder may request from time to time; and
(c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

     While Part III is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under Section 15 of the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Manager, Sub-Adviser or Distributor paid or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the Act, of the Fund, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     Part III originally went into effect when it was approved
(i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a "majority" (as so defined) of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect, until the April 30 next succeeding such effectiveness, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in
(ii) above, and all amendments must be approved in the manner set forth in (i) above.

     In the case of a Qualified Recipient which is a principal underwriter of the Fund, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Fund, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Fund's Distribution Plan in effect prior to April 1, 1996 or
(ii) Class I Plan Agreements entered into thereafter.

Defensive Provisions (Part IV)

     Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be "primarily intended to result in the sale of" shares issued by the Fund within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Fund's shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Fund and/or its shares under the securities or "Blue-Sky" laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Fund's shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

     The Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

     The Plan defines as the Fund's Independent Trustees those Trustees who are not "interested persons" of the Fund as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the outstanding voting securities of the Fund. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

     The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended. Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Fund.

Payments Under the Plan

     During the fiscal years ended June 30, 1999, 1998 and 1997 payments were made only under Part I and Part II of the Plan. All payments were to Qualified Recipients and were made were for compensation. During those periods, except as indicated, no payments were made under Part III or Part IV of the Plan.

Payments to Qualified Recipients

     During the fiscal years ended June 30, 1999, 1998 and 1997, $89,047, $72,087 and $59,620, respectively, were paid under Part I of the Plan to Qualified Recipients. Of those amounts, $1,996, $1,455 and $1,175, respectively, were paid to the Distributor. All of such payments were for compensation.

     During the Fund's fiscal years ended June 30, 1999, 1998 and 1997, $25,819, $10,093 and $1,815, respectively, were paid to
Qualified Recipients under Part II of the Plan with respect to the Fund's Class C Shares, of which $17,688, $7,946 and $1,815, respectively, was retained by the Distributor. All of such payments were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to other Qualified Recipients. In addition, during the fiscal year ended June 30, 1999 payments were made to Qualified Recipients under Part III of the Plan with respect the Fund's Class I Shares, together with amounts paid with respect to the same shares under the Fund's Shareholder Services Plan amounted to $26.

Shareholder Services Plan

     The Fund has adopted a Shareholder Services Plan (the
"Services Plan") to provide for the payment with respect to Class
C Shares and Class I Shares of the Fund of "Service Fees" within the meaning of the Rules of Fair Practice of the National
Association of Securities Dealers, Inc. The Services Plan applies only to the Class C Shares and Class I Shares of the Fund
(regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Part I)

     As used in Part I of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Level-Payment Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor. During the fiscal years ended June 30, 1999, 1998 and 1997, $8,606, $3,364 and $605, respectively, of Service Fees were paid to Qualified Recipients with respect to the Fund's Class C Shares. All of such payments were for compensation.

Provisions for Financial Intermediary Class Shares (Part II)

     As used in Part II of the Services Plan, "Qualified Recipients" shall mean broker-dealers or others selected by Aquila Distributors, Inc. (the "Distributor"), including but not limited to the Distributor and any other principal underwriter of the Fund, who have, pursuant to written agreements with the Fund or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. "Qualified Holdings" shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient's customers, clients or other contacts. "Manager" shall mean Aquila Management Corporation or any successor serving as sub-adviser or administrator of the Fund.

     Subject to the direction and control of the Fund's Board of Trustees, the Fund may make payments ("Service Fees") to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Fund (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Fund represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Fund's assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Fund may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. During the fiscal year ended June 30, 1999 payments were made to Qualified Recipients under Part III of the Plan with respect the Fund's Class I Shares, together with amounts paid with respect to the same shares under the Fund's Distribution Plan amounted to $26. No Class I Shares were outstanding during the year ended June 30, 1998 or 1997.

General Provisions

     While the Services Plan is in effect, the Fund's Distributor shall report at least quarterly to the Fund's Trustees in writing for their review on the following matters: (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Fund to the Distributor paid or accrued during such quarter. In addition, if any Qualified Recipient is an "affiliated person," as that term is defined in the 1940 Act, of the Fund, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Fund an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

     The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not "interested persons" (as defined in the 1940 Act) of the Fund and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the "Independent Trustees"), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

     The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

     While the Services Plan is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Transfer Agent, Custodian and Auditors

     The Fund's Shareholder Servicing Agent (transfer agent) is
PFPC Inc., 400 Bellevue Parkway, Wilmington, DE 19809.

     The Fund's Custodian, Bank One Trust Company, N.A., 100 East
Broad Street, Columbus, Ohio 43271, is responsible for holding the Fund's assets.

     The Fund's auditor, KPMG LLP, 345 Park Avenue, New York, New
York, 10154, performs an annual audit of the Fund's financial statements.

            BROKERAGE ALLOCATION AND OTHER PRACTICES

      Brokerage allocation and other practices relating to purchases and sales of the Fund's securities are set forth in the description of the Sub-Advisory Agreement. It provides that the Sub-Adviser shall select such broker-dealers ("dealers") as shall, in the Sub-Adviser's judgment, implement the policy of the Fund to achieve "best execution," i.e., prompt, efficient, and reliable execution of orders at the most favorable net price. The Sub-Adviser shall cause the Fund to deal directly with the selling or purchasing principal or market maker without incurring brokerage commissions unless the Sub-Adviser determines that better price or execution may be obtained by paying such commissions; the Fund expects that most transactions will be principal transactions at net prices and that the Fund will incur little or no brokerage costs. The Fund understands that purchases from underwriters include a commission or concession paid by the issuer to the underwriter and that principal transactions placed through dealers include a spread between the bid and asked prices. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer's reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or commission available if the Sub-Adviser determines in good faith that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser's overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser is authorized, in making such allocation, to consider (i) whether a dealer has provided research services, as further discussed below; and (ii) whether a dealer has sold shares of the Fund. Such research may be in written form or through direct contact with individuals and may include quotations on portfolio securities and information on particular issuers and industries, as well as on market, economic, or institutional activities. The Fund recognizes that no dollar value can be placed on such research services or on execution services and that such research services may or may not be useful to the Fund and may be used for the benefit of the Sub-Adviser or its other clients.

                          CAPITAL STOCK

     The Fund has four classes of shares.

     * Front-Payment Class Shares ("Class A Shares") are offered to anyone at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases. Class A Shares are subject to an asset retention service fee under the Fund's Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares.

     * Level-Payment Class Shares ("Class C Shares") are offered to anyone at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a contingent deferred sales charge ("CDSC"); this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made.

     Institutional Class Shares ("Class Y Shares") are offered only to institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

     Financial Intermediary Class Shares ("Class I
     Shares") are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares, currently
     0.10 of 1% of such net assets, and a services fee of 0.25 of 1% of such assets.

     The Fund's four classes of shares differ in their different sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Rhode Island Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

     At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund, except that the Fund's Board of Trustees may change the name of the Fund.

     The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. Each share represents an equal proportionate interest in the Fund with each other share of its class; shares of the respective classes represent proportionate interests in the Fund in accordance with their respective net asset values. Upon liquidation of the Fund, shareholders are entitled to share pro-rata in the net assets of the Fund available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Fund's classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Fund may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word "Series"). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

     The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust such as the Fund, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Fund is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trustees. The Declaration of Trust does, however, contain an express disclaimer of shareholder liability for acts or obligations of the Fund. The Declaration of Trust provides for indemnification out of the Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund itself would be unable to meet its obligations. In the event the Fund had two or more Series, and if any such Series were to be unable to meet the obligations attributable to it (which, as is the case with the Fund, is relatively remote), the other Series would be subject to such obligations, with a corresponding increase in the risk of the shareholder liability mentioned in the prior sentence.

           PURCHASE, REDEMPTION, AND PRICING OF SHARES

     In addition to information about purchase, redemption and pricing of shares set forth in the Prospectus, the Fund provides additional services and information.

Sales Charges for Purchases of $1 Million or More of Class A
Shares

     You will not pay a sales charge at the time of purchase when you purchase "CDSC Class A Shares." CDSC Class A Shares are Class
A Shares issued under the following circumstances:

          (i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

          (ii) all Class A Shares issued to a single purchaser in a single purchase when the value of the purchase, together with the value of the purchaser's other CDSC Class A Shares and Class A Shares on which a sales charge has been paid, equals or exceeds $1 million:

     See "Special Dealer Arrangements" for other circumstances under which Class A Shares are considered CDSC Class A Shares. CDSC Class A Shares do not include: (i)Class A Shares purchased without a sales charge as described under "General" below and
(ii)Class A Shares purchased in transactions of less than $1 million when certain special dealer arrangements are not in effect under "Certain Investment Companies" set forth under "Reduced Sales Charges," below.

Broker/Dealer Compensation - Class A Shares

     Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

     If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you must pay a special contingent deferred sales charge upon redemption.

     You will pay 1% of the Redemption Value if you redeem within the first two years after purchase, and 0.50 of 1% of the Redemption Value if you redeem within the third or fourth year.

     This charge is based on the "Redemption Value" of your shares which is the lesser of: (i) the net asset value when you purchased the CDSC Class A Shares you are redeeming; or (ii) the net asset value at the time of your redemption.

     This special charge also applies to CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent (see "Reduced Sales Charges for Certain Purchases of Class A Shares"). This special charge will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares or to CDSC Class A Shares held for longer than four years. When redeeming shares, the Agent will redeem the CDSC Class A Shares held the longest, unless otherwise instructed. If you own both CDSC and non-CDSC Class A Shares, the latter will be redeemed first.

     The Fund will treat all CDSC Class A Shares purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be one month less than the full 48 depending on when your actual purchase was made. If you exchange your CDSC Class A Shares for shares of an Aquila money-market fund (see "Exchange Privilege" in the Additional Statement), running of the 48-month holding period for those exchanged shares will be suspended.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase                      Amount Distributed
                                        to
               Broker/Dealer as a %
                                        of Purchase Price

$1 millon but less than $2.5 million              1%

$2.5 million but less than $5 million        0.50 of 1%

$5 million or more                           0.25 of 1%


Reduced Sales Charges for Certain Purchases of Class A Shares

     Right of Accumulation

     "Single purchasers" may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of Class A Shares previously purchased with a sales charge, together with Class A Shares of your subsequent purchase, also with a sales charge, amounts to $25,000 or more.

     Letters of Intent

     "Single purchasers" may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, within a thirteen month period, Class A Shares of the Fund through a single selected dealer or the Distributor. Class A Shares of the Fund which you previously purchased within 90 days prior to the Distributor's receipt of your Letter of Intent and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see Letter of Intent provisions of the Application.

     General

     Class A Shares may be purchased without a sales charge by:

     *    the Fund's Trustees and officers,
     * the directors, officers and certain employees, retired employees and representatives of the Adviser, Administrator, Distributor and their parents and/or affiliates,
     * selected dealers and brokers and their officers and employees,
     * certain persons connected with firms providing legal, advertising or public relations assistance,
     * certain family members of, and plans for the benefit of, the foregoing,
     * and plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

      Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

      Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

     The Fund permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

     A qualified group is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer), which

     (i) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

     (ii) gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

   (iii) complies with the conditions of purchase that make up an agreement between the Fund and the group, representative or broker or dealer.

     At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

     Certain Investment Companies

     Class A Shares of the Fund may be purchased without sales charge from proceeds of a redemption, made within 120 days prior to such purchase, of shares of an investment company (not a member of the Aquilasm Group of Funds) on which a sales charge, including a contingent deferred sales charge, has been paid. Additional information is available from the Distributor.

     To qualify, follow these special procedures:

     1. Send a completed Application (included with the Prospectus) and payment for the shares to be purchased directly to the Distributor, Aquila Distributors, Inc.,
          380 Madison Avenue, Suite 2300, New York, NY
          10017-2513. Do not send this material to the address indicated on the Application.

     2. Your completed Application must be accompanied by evidence satisfactory to the Distributor that you, as the prospective shareholder, have made a Qualifying Redemption in an amount at least equal to the net asset value of the Class A Shares to be purchased.

          Satisfactory evidence includes a confirmation of the date and the amount of the redemption from the investment company, its transfer agent or the investor's broker or dealer, or a copy of the investor's account statement with the investment company reflecting the redemption transaction.

     3.   Complete and return to the Distributor a Transfer
          Request Form, which is available from the Distributor.

     The Fund reserves the right to alter or terminate this privilege at any time without notice. The Prospectus will be supplemented to reflect such alteration or termination.

     Special Dealer Arrangements

     During certain periods determined by the Distributor, the Distributor (not the Fund) will pay to any dealer effecting a purchase of Class A Shares of the Fund from the proceeds of a redemption of the shares of an investment company (not a member of the Aquilasm Group of Funds), up to 1% of the proceeds. The shareholder, however, will not be subject to any sales charge. These arrangements will be in effect through ********, unless extended or earlier terminated by a supplement to the SAI.

     Dealer payments will be made in up to 4 payments of 0.25 of 1% of the proceeds over a 4 year period. The first payment will be made subsequent to receipt of the proper documentation detailed above. Future payments, over the remaining years, will be made at the end of the quarter of the anniversary month that the purchase of Class A Shares took place, with respect to any part of the investment that remains in the Fund during the entire time period. No payments will be made with respect to any shares redeemed during the four-year period.

Additional Compensation for Broker/Dealers

     The Distributor may compensate broker/dealers, above the normal sales commissions, in connection with sales of any class of shares. However, broker/dealers may receive levels of compensation which differ as between classes of share sold.

     The Distributor, not the Fund, will pay these additional expenses. Therefore, the price you pay for shares and the amount that the Fund receives from your payment will not be affected.

     Additional compensation may include full or partial payment for:

     *    advertising of the Fund's shares;
     * payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives; and/or
     * other prizes or financial assistance to broker/dealers conducting their own seminars or conferences.

     Such compensation may be limited to broker/dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. However, broker/dealers may not use sales of the Fund's shares to qualify for additional compensation to the extent such may be prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

     The cost to the Distributor of such promotional activities and such payments to participating dealers will not exceed the amount of the sales charges in respect of sales of all classes of shares of the Fund effected through such participating dealers, whether retained by the Distributor or reallowed to participating dealers. Any of the foregoing payments to be made by the Distributor may be made instead by the Administrator out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

     You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares or Class Y Shares of the Fund having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares or Class I Shares.

     Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of Class A Shares to make payments under the Automatic Withdrawal Plan will give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the Application included in the Prospectus.

     Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

Share Certificates

     You may obtain Share certificates for full Class A Shares only if you make a written request to the Agent. All share certificates previously issued by the Fund represent Class A Shares. If you lose the certificates, you may incur delay and expense when redeeming shares or having the certificates reissued.

     Share certificates will not be issued:

     *    for fractional Class A Shares;
     * if you have selected Automatic Investment or Telephone Investment for Class A Shares.
     * if you have selected Expedited Redemption. However, if you specifically request, Class A Share certificates will be issued with a concurrent automatic suspension of Expedited Redemption on your account.

     Share certificates will not be issued for Class C Shares, Class Y Shares or Class I Shares.

Reinvestment privilege

     If you reinvest proceeds of redemption within 120 days of a redemption you will not have to pay any additional sales charge on the reinvestment. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

     The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

     Reinvestment will not alter the tax consequences of your original redemption.

Exchange Privilege

     There is an exchange privilege as set forth below among this Fund, certain tax-free municipal bond funds and equity funds (together with the Fund, the "Bond or Equity Funds") and certain money market funds (the "Money-Market Funds"), all of which are sponsored by Aquila Management Corporation and Aquila Distributors, Inc., and have the same Manager or Administrator and Distributor as the Fund. All exchanges are subject to certain conditions described below. As of the date of the Prospectus, the Aquila-sponsored Bond or Equity Funds are this Fund, Aquila Rocky Mountain Equity Fund, Aquila Cascadia Equity Fund, Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Churchill Tax-Free Fund of Kentucky, Tax-Free Fund of Colorado, Tax-Free Fund For Utah and Narragansett Insured Tax-Free Income Fund; the Aquila Money-Market Funds are Capital Cash Management Trust (Original Shares), Capital Cash U.S. Government Securities Trust (Original Shares), Pacific Capital Cash Assets Fund (Original Shares), Pacific Capital Tax-Free Cash Assets Fund (Original Shares), Pacific Capital U.S. Government Securities Cash Assets Fund (Original Shares) and Churchill Cash Reserves Fund.

     Generally, you can exchange shares of a given class of a Bond or Equity Funds including the Fund for shares of the same class of any other Bond or Equity Fund, or for shares of any Money-Market Fund, without the payment of a sales charge or any other fee, and there is no limit on the number of exchanges you can make from fund to fund. Similar exchangability is available to Class I Shares to the extent that other Aquila-sponsored funds are made available to its customers by a financial intermediary. All exchanges of Class I Shares must be made through your financial intermediary. However, the following important information should be noted:

     (1) CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

     If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

     (2) Extension of Holding Periods by Owning Money-Market Funds. Any period of 30 days or more during which Money-Market Fund shares received on an exchange of CDSC Class A Shares or Class C Shares are held is not counted in computing the applicable holding period for CDSC Class A Shares or Class C Shares.

     (3) Originally Purchased Money-Market Fund Shares. Shares of a Money-Market Fund (and any shares acquired as a result of reinvestment of dividends and/or distributions on these shares) acquired directly in a purchase (or in exchange for Money-Market Fund shares that were themselves directly purchased), rather than in exchange for shares of a Bond or Equity Fund, may be exchanged for shares of any class of any Bond or Equity Fund that the investor is otherwise qualified to purchase, but the shares received in such an exchange will be subject to the same sales charge, if any, that they would have been subject to had they been purchased rather than acquired in exchange for Money-Market Fund shares. If the shares received in exchange are shares that would be subject to a CDSC if purchased directly, the holding period governing the CDSC will run from the date of the exchange, not from the date of the purchase of Money-Market Fund shares.

     This Fund, as well as the Money-Market Funds and other Bond or Equity Funds, reserves the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Fund may also modify or terminate this exchange privilege at any time. In the case of termination, the Prospectus will be appropriately supplemented. No such modification or termination shall take effect on less than 60 days' written notice to shareholders.

     All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

     The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange telephone:

                          800-637-4633

     Note: The Fund, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

     Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares, unless a sales charge is to be deducted in connection with an exchange of shares, in which case the exchange price of shares of a Bond or Equity Fund will be their public offering price. Prices for exchanges are determined in the same manner as for purchases of the Fund's shares. (See "How to Invest in the Fund.")

     An exchange is treated for Federal tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss, depending on the cost or other tax basis of the shares exchanged and the holding period
(see "Tax Effects of Redemptions"); no representation is made as to the deductibility of any such loss should such occur.

     Dividends paid by the Money-Market Funds are taxable, except to the extent that a portion or all of the dividends paid by Pacific Capital Tax-Free Cash Assets Fund (a tax-free money-market Fund) are exempt from regular Federal income tax, and to the extent that a portion or all of the dividends paid by Pacific Capital U.S. Government Securities Cash Assets Fund and Capital Cash U.S. Government Securities Trust (which invest in U.S. Government obligations) are exempt from state income taxes. Dividends paid by Aquila Rocky Mountain Equity Fund and Aquila Cascadia Equity Fund are taxable. If your state of residence is not the same as that of the issuers of obligations in which a tax-free municipal bond fund or a tax-free money-market fund invests, the dividends from that fund may be subject to income tax of the state in which you reside. Accordingly, you should consult your tax adviser before acquiring shares of such a bond fund or a tax-free money-market fund under the exchange privilege arrangement.

     If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Conversion of Class C Shares

     Conversion of Class C Shares into Class A Shares will be effected at relative net asset values on the first business day of the month following that in which the sixth anniversary of your purchase of the Class C Shares occurred, except as noted below. Accordingly, the holding period applicable to your Class C Shares may be up to one month more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond Funds or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Fund or of another of the Aquila bond or equity funds. The six-year holding period will be suspended by one month for each period of thirty days during which you hold shares of a Money Market Fund you have received in exchange for Class C Shares under the Exchange Privilege.

"Transfer on Death" Registration (Not Available for Class I
Shares)

     Each of the funds in the Aquilasm Group of Funds now permits registration of its shares in beneficiary form, subject to the funds' rules governing Transfer on Death ("TOD") registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a "TOD State"; for these purposes, Missouri is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons (to a maximum of three) that you specify as beneficiaries. To register shares of the Fund in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days' notice to TOD account owners, contain important information regarding TOD accounts with the Fund; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares' not being transferred to your designated beneficiaries. If you open a TOD account with the Fund that is otherwise acceptable but, for whatever reason, neither the Fund nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Fund reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

      You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Fund may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Fund reserves the right not to honor your TOD designation. At the date of this SAI, most states are TOD States.

Computation of Net Asset Value

     The net asset value of the shares of each of the Fund's classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Fund's net assets allocable to each class by the total number of its shares of such class then outstanding. Securities having a remaining maturity of less than sixty days when purchased and securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. All other portfolio securities are valued at the mean between bid and asked quotations which, for Rhode Island Obligations, may be obtained from a reputable pricing service or from one or more broker-dealers dealing in Rhode Island Obligations, either of which may, in turn, obtain quotations from broker-dealers or banks which deal in specific issues. However, since Rhode Island Obligations are ordinarily purchased and sold on a "yield" basis by banks or dealers which act for their own account and do not ordinarily make continuous offerings, quotations obtained from such sources may be subject to greater fluctuations than is warranted by prevailing market conditions. Accordingly, some or all of the Rhode Island Obligations in the Fund's portfolio may be priced, with the approval of the Fund's Board of Trustees, by differential comparisons to the market in other municipal bonds under methods which include consideration of the current market value of tax-free debt instruments having varying characteristics of quality, yield and maturity. Any securities or assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Trustees. In the case of Rhode Island Obligations, such procedures may include "matrix" comparisons to the prices for other tax-free debt instruments on the basis of the comparability of their quality, yield, maturity and other special factors, if any, involved. With the approval of the Fund's Board of Trustees, the Adviser may at its own expense and without reimbursement from the Fund employ a pricing service, bank or broker-dealer experienced in such matters to perform any of the above described functions.

     As indicated above, the net asset value per share of the Fund's shares will be determined on each day that the New York Stock Exchange is open. That Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the Exchange may close on days not included in that announcement.

Reasons for Differences in Public Offering Price

     As described herein and in the Prospectus, there are a number of instances in which the Fund's Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons ("single purchasers") for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Fund. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Limitation of Redemptions in Kind

     The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Net Asset Value Per Share" in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

                   ADDITIONAL TAX INFORMATION

Certain Exchanges

     If you incur a sales commission on a purchase of shares of one mutual fund (the original fund) and then sell such shares or exchange them for shares of a different mutual fund without having held them at least 91 days, you must reduce the tax basis for the shares sold or exchanged to the extent that the standard sales commission charged for acquiring shares in the exchange or later acquiring shares of the original fund or another fund is reduced because of the shareholder's having owned the original fund shares. The effect of the rule is to increase your gain or reduce your loss on the original fund shares. The amount of the basis reduction on the original fund shares, however, is added on the investor's basis for the fund shares acquired in the exchange or later acquired. The provision applies to commissions charged after October 3, 1989.

Tax Status of the Fund

     During its last fiscal year, the Fund qualified as a "regulated investment company" under the Code and intends to continue such qualification. A regulated investment company is not liable for federal income taxes on amounts paid by it as dividends and distributions.

     The Code, however, contains a number of complex qualifying tests. Therefore, it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If the Fund fails to qualify, it would be treated for tax purposes as an ordinary corporation. As a consequence, it would receive no tax deduction for payments made to shareholders and would be unable to pay dividends and distributions which would qualify as "exempt-interest dividends" or "capital gains dividends."

Tax Effects of Redemptions

     Normally, when you redeem shares of the Fund you will recognize capital gain or loss measured by the difference between the proceeds received in the redemption and the amount you paid for the shares. If you are required to pay a contingent deferred sales charge at the time of redemption, the amount of that charge will reduce the amount of your gain or increase the amount of your loss as the case may be. For redemptions made after January 1, 1998, your gain or loss will be long-term if you held the redeemed shares for over one year and short-term if for a year or less. Long-term capital gains are currently taxed at a maximum rate of 20% and short-term gains are currently taxed at ordinary income tax rates. However, if shares held for six months or less are redeemed and you have a loss, two special rules apply: the loss is reduced by the amount of exempt-interest dividends, if any, which you received on the redeemed shares, and any loss over and above the amount of such exempt-interest dividends is treated as a long-term loss to the extent you have received capital gains dividends on the redeemed shares.

Tax Effect of Conversion

     When Class C Shares automatically convert to Class A Shares, approximately six years after purchase, you will recognize no gain or loss. Your adjusted tax basis in the Class A Shares you receive upon conversion will equal your adjusted tax basis in the Class C Shares you held immediately before conversion. Your holding period for the Class A Shares you receive will include the period you held the converted Class C Shares.

                          UNDERWRITERS

     Aquila Distributors, Inc. acts as the Fund's principal underwriter in the continuous public offering of all of the Fund's classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

(1)            (2)            (3)            (4)            (5)

Name of      Net Under-     Compensation    Brokerage    Other
Principal    writing      on Redemptions    Commissions  Compen-
Underwriter  Discounts      and                          sation
             and            Repurchases
             Commissions

Aquila       $156,496         None            None      None(1)
Distributors
Inc.

(1) Amounts paid to the Distributor under the Fund's Distribution
Plan described in the Prospectus are for compensation.

                           PERFORMANCE

     As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate its past performance.

     Performance quotations by investment companies are subject to rules of the Securities and Exchange Commission ("SEC"). These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on these standardized methods and are computed separately for each of the Fund's classes of shares. Each of these and other methods that may be used by the Fund are described in the following material. Prior to April 6, 1996, the Fund had outstanding only one class of shares which are currently designated "Class A Shares." On that date the Fund began to offer shares of two other classes, Class C Shares and Class Y Shares. During most of the historical periods listed below, there were no Class C Shares or Class Y Shares outstanding and the information below relates solely to Class A Shares unless otherwise indicated. Class I Shares were first offered on January 31, 1998 and none were outstanding during the periods indicated.

Average Annual Compounded Rates of Return:

          Class A        Class C        Class I        Class Y
          Shares         Shares         Shares         Shares

One Year       -2.36          -0.24          -0.75%*        1.79%

Five Years     5.95%          N/A            N/A            N/A

Since
inception on
September 10,  5.51%          4.87%(1)       -0.75%(2) 6.14%(1)
1992

(1) Period from May 1, 1996 (inception of class) through June 30,
1999.

(2) Period from November 4, 1998 (inception of class) through
June 30, 1999.

* Not Annualized

     These figures were calculated according to the following SEC formula:
                                    n
                              P(1+T)  = ERV
where

     P    =    a hypothetical initial payment of $1,000

     T    =    average annual total return

     n    =    number of years

     ERV  =    ending redeemable value of a hypothetical $1,000
               payment made at the beginning of the 1-, 5- and 10-year periods or the period since inception, at the end of each such period.

     As discussed in the Prospectus, the Fund may quote total rates of return in addition to its average annual total return for each of its classes of shares. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period as opposed to its average return over the periods described above.

Total Return

          Class A        Class C        Class I        Class Y
          Shares         Shares         Shares         Shares

  One Year          -2.36     -0.24          -0.75%*        1.79%

Five Years     33.50%    N/A            N/A            N/A

Since
inception on
September 10,  44.08%    15.79%(1)      20.76%(1)      0.75%(2)
1992

(1) Period from May 1, 1996 (inception of class) through June 30,
1999.

(2) Period from November 4, 1998 (inception of class) through
June 30, 1999.

* Not Annualized

Yield

     Current yield reflects the income per share earned by the Fund's portfolio investments. Current yield is determined by dividing the net investment income per share earned for each of the Fund's classes of shares during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of each class during the base period net of fee waivers and reimbursements of expenses, if any.

     The Fund may also quote a taxable equivalent yield for each of its classes of shares which shows the taxable yield that would be required to produce an after-tax yield equivalent to that of a fund which invests in tax-exempt obligations. Such yield is computed by dividing that portion of the yield of the Fund (computed as indicated above) which is tax-exempt by one minus the highest applicable combined Federal and Rhode Island income tax rate (and adding the result to that portion of the yield of the Fund that is not tax-exempt, if any).

     The Rhode Island and the combined Rhode Island and Federal income tax rates upon which the Fund's tax equivalent yield quotations are based are 9.0% and 46.12%, respectively. The latter rate reflects currently-enacted Federal income tax law. From time to time, as any changes to such rates become effective, tax equivalent yield quotations advertised by the Fund will be updated to reflect such changes. Any tax rate increases will tend to make a tax-free investment, such as the Fund, relatively more attractive than taxable investments. Therefore, the details of specific tax increases may be used in Fund sales material.

Yield for the 30-day period ended June 30, 1999 (the date of the Fund's most recent audited financial statements):


          Class A        Class C        Class I        Class Y
          Shares         Shares         Shares         Shares

Yield     4.42%          3.75%          4.62%*         4.76%

Taxable
Equivalent
Yield     8.13%          6.90%          8.50%          8.76%


     These figures were obtained using the Securities and Exchange Commission formula:

                                            6
                        Yield = 2 [(a-b + 1)  -1]
                                   ----
                                    cd
where:

     a = interest earned during the period

     b = expenses accrued for the period (net of waivers and reimbursements)

     c = the average daily number of shares outstanding during the period that were entitled to receive dividends

     d = the maximum offering price per share on the last day of the period

Current Distribution Rate

     Current yield and tax equivalent yield, which are calculated according to a formula prescribed by the SEC, are not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate or taxable equivalent distribution rate. The current distribution rate is computed by
(i) dividing the total amount of dividends per share paid by the Fund during a recent 30-day period by (ii) the current maximum offering price and by (iii) annualizing the result. A taxable equivalent distribution rate shows the taxable distribution rate that would be required to produce an after-tax distribution rate equivalent to the Fund's current distribution rate (calculated as indicated above). The current distribution rate can differ from the current yield computation because it could include distributions to shareholders from additional sources (i.e., sources other than dividends and interest), such as short-term capital gains.


                           APPENDIX A
              DESCRIPTION OF MUNICIPAL BOND RATINGS

  Municipal Bond Ratings

     Standard & Poor's. A Standard & Poor's municipal obligation rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     II.  Nature of and provisions of the obligation;

     III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

     AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Plus (+) or Minus (:): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

     Moody's Investors Service. A brief description of the applicable Moody's Investors Service rating symbols and their meanings follows:

     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

     Moody's Short Term Loan Ratings - There are four rating categories for short-term obligations, all of which define an investment grade situation. These are designated Moody's Investment Grade as MIG 1 through MIG 4. In the case of variable rate demand obligations (VRDOs), two ratings are assigned; one representing an evaluation of the degree of risk associated with scheduled principal and interest payments, and the other representing an evaluation of the degree of risk associated with the demand feature. The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When no rating is applied to the long or short-term aspect of a VRDO, it will be designated NR. Issues or the features associated with MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issuer's specific structural or credit features.

     MIG1/VMIG1     This designation denotes best quality. There
                    is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG2/VMIG2     This designation denotes high quality.
                    Margins of protection are ample although not so large as in the preceding group.

     MIG3/VMIG3     This designation denotes favorable quality.
                    All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG4/VMIG4     This designation denotes adequate quality.
                    Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.